As filed with the U.S. Securities and Exchange Commission on September 30, 2021

Securities Act File No. 002-88912

Investment Company Act File No. 811-03942

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 87	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 88	X

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (888) 522-2388

John T. Fitzgerald, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

__	immediately upon filing pursuant to paragraph (b)
__	on (date) pursuant to paragraph (b)
__	60 days after filing pursuant to paragraph (a)(1)
__	on (date) pursuant to paragraph (a)(1)
X	75 days after filing pursuant to paragraph (a)(2)
__	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

Lord Abbett Municipal Income Fund

PROSPECTUS

[·], 2021

Lord Abbett	CLASS	TICKER	CLASS	TICKER
Sustainable Municipal	A	[TBD]	F3	[TBD]
Bond Fund	C	[TBD]	I	[TBD]
	F	[TBD]

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND
Principal Investment Strategies	14
Principal Risks	18
Additional Operational Risks	27
Disclosure of Portfolio Holdings	31
Management and Organization of the Funds	31

FINANCIAL INFORMATION
Financial Highlights	66
APPENDIX A
Intermediary-Specific Sales Charge Reductions and Waivers	A-	1

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page [41] of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, and I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

PROSPECTUS – Sustainable Municipal Bond Fund

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.20%	1.00%(4)	0.10%	None	None
Other Expenses(5)	0.21%	0.21%	0.21%	0.17%	0.21%
Total Annual Fund Operating Expenses	0.73%	1.53%	0.63%	0.49%	0.53%
Fee Waiver and/or Expense Reimbursement(6)	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.63%	1.43%	0.53%	0.39%	0.43%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	Based on estimated amounts.
(6)

For the period from [December 31, 2021 through January 31, 2023,] Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.39% for Class F3 and to an annual rate of 0.43% for each other class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – Sustainable Municipal Bond Fund

Class	If Shares Are Redeemed		If Shares Are Not Redeemed
	1 Year	3 Years	1 Year	3 Years
Class A Shares	$288	$443	$288	$443
Class C Shares	$246	$474	$146	$474
Class F Shares	$54	$192	$54	$192
Class F3 Shares	$40	$147	$40	$147
Class I Shares	$44	$160	$44	$160

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over’’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund does not show any portfolio turnover because the Fund is newly organized and has not commenced operations as of the date of this prospectus.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest in municipal securities that the Fund’s portfolio management team believes support sustainable initiatives, as described below. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax.

Under normal conditions, the Fund invests in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality.

Lord Abbett applies a proprietary sustainability framework to its fundamental and quantitative research-based investment strategy to identify securities that, in its view, support initiatives that provide social or environmental benefits (sustainable initiatives). The Fund seeks to invest in municipal securities whose use of proceeds the Fund’s portfolio management team believes at the time of purchase have, or may have, a positive social or environmental impact. In evaluating a potential investment, Lord Abbett will initially consider the alignment of the security’s intended use of proceeds with the guidelines of international committees deemed relevant by Lord Abbett, such as the United Nations Sustainable Development Goals (UN SDGs). A potential investment may have a variety of intended uses of proceeds; not all intended uses of proceeds are required to have a positive social or environmental impact to be eligible for the Fund’s portfolio. When considering the potential impact

PROSPECTUS – Sustainable Municipal Bond Fund

of a proposed investment, Lord Abbett will also consider a variety of other factors to rate an issuer with respect to environmental, social and governance (ESG) matters, including the issuer’s governance practices, transparency, and management of material social or environmental issues. The factors Lord Abbett considers will depend on the data available, will differ from sector to sector and may change over time. In its evaluation of these factors, Lord Abbett may use its internally-developed research, third party research and data providers, and information made available by the issuer. The Fund generally will not invest in municipal securities of any issuer determined by Lord Abbett to be involved in settlements with manufacturers of tobacco products or operators of gambling casinos.

The Fund may invest in all types of municipal bonds, including revenue bonds, municipal leases, floating or adjustable rate bonds, variable rate demand notes, and general obligation bonds. The Fund may invest in both insured and uninsured municipal bonds. The Fund also may invest in zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (‘‘AMT’’), including private activity bonds (commonly referred to as ‘‘AMT paper’’). The Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax. There is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (‘‘IRS’’) as taxable. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities and securities issued by the U.S. Government or its agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any ‘‘industry’’ for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. The Fund may invest without limitation in securities of issuers located in a single state, territory, municipality, or region.

The Fund may invest up to 20% of its net assets in inverse floaters (also known as ‘‘residual interest bonds’’), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The Fund may invest in individual securities of any maturity or duration. Normally, the Fund seeks to maintain a dollar-weighted average maturity of between five and twelve years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s portfolio management team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio.

PROSPECTUS – Sustainable Municipal Bond Fund

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

• Sustainability Risk: Because sustainability is only one of the many factors Lord Abbett will consider in making an investment, there is no guarantee that Lord Abbett will successfully implement and make investments in issuers that create a positive environmental, social or governance impact while achieving the desired financial returns. Considering sustainability factors when evaluating an investment may result in the selection or exclusion of certain investments based on Lord Abbett’s view of these factors and carries the risk that the Fund may underperform funds that do not take sustainability-related factors into account. Sustainability factors may affect the Fund’s exposure to certain issuers, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying sustainability investing goals to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by Lord Abbett or a third party or any judgment exercised by Lord Abbett or a third party will reflect the beliefs or values of any particular investor. In evaluating an issuer, Lord Abbett is often dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause Lord Abbett to incorrectly assess an issuer’s sustainability practices or related risks and opportunities. To the extent that Lord Abbett engages with issuers on ESG-related practices and potential enhancements thereto, such engagements may not achieve the desired financial and social results, or the market or society may not view any such changes as desirable. In addition, issuers may not be willing or able to engage on ESG-related practices. Sustainability-related practices differ by region, industry and issue and are evolving accordingly, and an issuer’s

PROSPECTUS – Sustainable Municipal Bond Fund

sustainability-related practices or Lord Abbett’s assessment of such practices may change over time.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Below Investment Grade Municipal Bond Risk: Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but have greater price fluctuations and a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond

PROSPECTUS – Sustainable Municipal Bond Fund

markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Credit Risk: Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory, or possession. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

PROSPECTUS – Sustainable Municipal Bond Fund

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

• Extension Risk: Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond, making it more sensitive to changes in interest rates. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

• Governmental Risk: Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states or territories in which the Fund’s investments are issued.

PROSPECTUS – Sustainable Municipal Bond Fund

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value ("NAV"), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• State and Territory Risk: From time to time, the Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), municipality, or region. As a result, adverse economic, political, and regulatory conditions affecting a single state, territory, municipality, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) can disproportionately affect the Fund’s performance.

• Taxability Risk: Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax), there is a risk that a bond issued as tax exempt may be reclassified by the IRS as taxable (for

PROSPECTUS – Sustainable Municipal Bond Fund

example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you, and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the ‘‘More Information About the Fund – Principal Risks’’ section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not commenced investment operations as of the date of this prospectus. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. After the Fund begins investment operations, updated performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Gregory M. Shuman, Managing Director and Portfolio Manager	2021
Christopher T. English, Portfolio Manager	2021
Daniel S. Solender, Partner and Director	2021
Eric M. Friedland, Director and Portfolio Manager	2021

PROSPECTUS – Sustainable Municipal Bond Fund

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F and F3	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (“IRAs”).

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its NAV. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the

PROSPECTUS – Sustainable Municipal Bond Fund

intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – Sustainable Municipal Bond Fund

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest in municipal securities that the Fund’s portfolio management team believes support sustainable initiatives, as described below. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. This 80% policy may not be changed without shareholder approval.

Under normal conditions, the Fund invests in investment grade municipal bonds, which are bonds that are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (‘‘Moody’s’’) (‘‘Aaa, Aa, A, Baa’’), S&P Global Ratings (‘‘S&P’’), or Fitch Ratings (‘‘Fitch’’) (‘‘AAA, AA, A, BBB’’), or an equivalent short-term rating, as applicable, or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in lower rated municipal bonds. Lower rated municipal bonds are rated, at the time of purchase, Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch, or an equivalent short-term rating, as applicable, or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality (commonly referred to as ‘‘below investment grade,’’ ‘‘high yield,’’ or ‘‘junk’’ bonds).

Lord Abbett applies a proprietary sustainability framework to its fundamental and quantitative research-based investment strategy to identify securities that, in its view, support initiatives that provide social or environmental benefits (sustainable initiatives). The Fund seeks to invest in municipal securities whose use of proceeds the Fund’s portfolio management team believes at the time of purchase have, or may have, a positive social or environmental impact. In evaluating a potential investment, Lord Abbett will initially consider the alignment of the security’s intended use of proceeds with the guidelines of international committees deemed relevant by Lord Abbett, such as the United Nations Sustainable Development Goals (UN SDGs). A potential investment may have a variety of intended uses of proceeds; not all intended uses of proceeds are required to have a positive social or environmental impact to be eligible for the Fund’s portfolio. When considering the potential impact of a proposed investment, Lord Abbett will also consider a variety of other factors to rate an issuer with respect to environmental, social and governance (ESG) matters, including the issuer’s governance practices, transparency, and management of material social or environmental issues. The factors Lord Abbett considers will depend on the data available, will differ from sector to sector and may change over

PROSPECTUS – Sustainable Municipal Bond Fund

time. In its evaluation of these factors, Lord Abbett may use its internally-developed research, third party research and data providers, and information made available by the issuer. The Fund generally will not invest in municipal securities of any issuer determined by Lord Abbett to be involved in settlements with manufacturers of tobacco products or operators of gambling casinos.

The determination as to if a potential investment promotes a sustainable initiative is made at the time of purchase. If the intended use of proceeds for an investment, or other factors deemed relevant to Lord Abbett, change after the time of purchase so that the investment may no longer promote sustainable initiatives, the Fund may continue to hold the security. Lord Abbett uses a proprietary scoring system that assigns an environmental, social and governance (ESG) score to potential investments. Those potential investments with higher ESG scores will be selected for the Fund’s portfolio to the extent such investments otherwise align with the desired risk and return characteristics of the Fund’s portfolio. Lord Abbett will seek to engage with issuers on ESG-related matters at the time of investment and may do so periodically thereafter.

The Fund may invest in all types of municipal bonds, including revenue bonds, municipal leases, floating or adjustable rate bonds, variable rate demand notes, and general obligation bonds. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from regular federal or, as applicable, state and/or local personal income taxes. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds. The interest income from certain private activity bonds is not tax-exempt. Municipal leases are obligations issued by state or local governments and authorities that are used to acquire land or various types of equipment or facilities. Municipal leases are generally in the form of a lease, installment purchase, or conditional sales contract and typically provide for the title to the leased asset to pass to the governmental issuer. Variable rate demand notes are floating rate securities that typically carry an interest rate that resets every one to seven days. Variable rate demand notes combine an interest in a long-term municipal bond with the right to put the security back to a financial intermediary before maturity with as little as one to seven days’ notice (at the time the interest rate is reset). The Fund may invest in both insured and uninsured municipal bonds. Insured municipal bonds are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves or the value of a Fund’s shares. The Fund also may invest in zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds.

PROSPECTUS – Sustainable Municipal Bond Fund

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to AMT, including AMT paper. The Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities and securities issued by the U.S. Government or its agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any ‘‘industry’’ for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. The Fund may invest without limitation in securities of issuers located in a single state, territory, municipality, or region.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities, which are securities that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. In determining the liquidity of an investment, the Fund may consider, among other things, the relevant market, trading and investment specific considerations of the security, including anticipated trading sizes. Examples of investments that may be considered illiquid include certain municipal leases and participation interests; certain structured securities; certain distressed or defaulted securities; and certain securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly.

The Fund may invest in derivatives for non-hedging purposes in an attempt to increase income; to manage portfolio duration; or to hedge against portfolio risks. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

The Fund may invest in the following types of derivatives as part of its principal investment strategies:

• Futures Contracts. The Fund may enter into financial futures contracts for hedging purposes (including to hedge against changes in interest rates and security prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (‘‘OTC’’) market.

PROSPECTUS – Sustainable Municipal Bond Fund

• Inverse Floaters. The Fund may invest up to 20% of its net assets in inverse floaters. An inverse floater typically is created by depositing municipal bonds into a special purpose trust that issues short-term floating rate securities (‘‘floaters’’) to money market funds and other short-term investors and residual long-term floating rate securities known as ‘‘inverse floaters’’ to long-term investors like the Funds. Holders of the floaters receive coupon payments that reflect short-term tax-exempt interest rates. The interest payable on the inverse floater moves in the opposite direction of the interest rate payable on the floater. Accordingly, as short-term interest rates rise, inverse floaters are expected to produce less (or perhaps no) current income, but as short-term interest rates fall, inverse floaters are expected to produce more current income. The holder of the inverse floater usually receives a coupon rate equal to the interest accrued on the underlying bonds minus the coupon payable to the floaters and any fees payable to the trust. Transactions in inverse floaters are generally facilitated by a remarketing agent for the special purpose trust, which sets an interest rate for the securities. These rates generally are reset on a weekly basis. Within a specific notice period (usually seven days), holders of the floating rate securities typically have the right to require the trust, or a specified third party acting as agent for the trust, to purchase the bonds (usually for payment of par plus any accrued interest).

The Fund may invest in individual securities of any maturity or duration. The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. Normally, the Fund seeks to maintain a dollar-weighted average maturity of between five and twelve years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s portfolio management team focuses on the following elements in managing its portfolio: credit risk analysis, which is an evaluation of the issuer’s ability to pay principal and interest when due; tax-exempt income yield, which is the bond issuer’s ability to pay interest exempt from federal, state, and/or local personal income tax; total return potential, which is the return possibility for an investment over a period of time, including appreciation and interest; interest rate risk, which is the potential price volatility of the portfolio to movements in interest rates; and call protection, which is assurance by an issuer that it will not redeem a bond earlier than a date agreed upon in advance. The Fund’s portfolio management team targets relative value opportunities through a process of market analysis, credit and sector analysis, and security analysis.

The Fund may sell a security for a variety of reasons, including when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests. In considering whether to sell a security, the Fund may evaluate factors including, but not limited

PROSPECTUS – Sustainable Municipal Bond Fund

to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, other buying opportunities in the market, the impact of the security’s duration on the Fund’s overall duration, and the Fund’s valuation target for the security. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

• Sustainability Risk: Because sustainability is only one of the many factors Lord Abbett will consider in making an investment, there is no guarantee that Lord Abbett will successfully implement and make investments in issuers that create a positive environmental, social or governance impact while achieving

PROSPECTUS – Sustainable Municipal Bond Fund

the desired financial returns. Considering sustainability factors when evaluating an investment may result in the selection or exclusion of certain investments based on Lord Abbett’s view of these factors and carries the risk that the Fund may underperform funds that do not take sustainability-related factors into account. Sustainability factors may affect the Fund’s exposure to certain issuers, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying sustainability investing goals to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by Lord Abbett or a third party or any judgment exercised by Lord Abbett or a third party will reflect the beliefs or values of any particular investor. In evaluating an issuer, Lord Abbett is often dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause Lord Abbett to incorrectly assess an issuer’s sustainability practices or related risks and opportunities. To the extent that Lord Abbett engages with issuers on ESG-related practices and potential enhancements thereto, such engagements may not achieve the desired financial and social results, or the market or society may not view any such changes as desirable. In addition, issuers may not be willing or able to engage on ESG-related practices. Sustainability-related practices differ by region, industry and issue and are evolving accordingly, and an issuer’s sustainability-related practices or Lord Abbett’s assessment of such practices may change over time.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – Sustainable Municipal Bond Fund

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation

PROSPECTUS – Sustainable Municipal Bond Fund

vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Below Investment Grade Municipal Bond Risk: Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but have greater price fluctuations and a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. Below investment grade municipal bonds may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade municipal bonds generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade municipal bonds are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds. The secondary market for below investment grade municipal bonds is concentrated in relatively few market makers and is dominated by

PROSPECTUS – Sustainable Municipal Bond Fund

institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade municipal bonds in its portfolio.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Credit Risk: Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory, or possession. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain

PROSPECTUS – Sustainable Municipal Bond Fund

because of the possibility of adverse foreign economic, political, or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the municipal bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations. In addition, a decline in the credit quality of a private activity bond usually is directly related to a decline in the credit standing of the private user of the facility.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely

PROSPECTUS – Sustainable Municipal Bond Fund

related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes to back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• Extension Risk: Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond, making it more sensitive to changes in interest rates. This typically will reduce the bond’s

PROSPECTUS – Sustainable Municipal Bond Fund

value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

• Governmental Risk: Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states or territories in which the Fund’s investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base, budget deficits and the possibility of credit problems.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Because all of the Funds (other than the Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund) tend to invest in longer-term bonds, including inverse floaters, to a greater degree than some municipal bond funds, such Funds normally will be more sensitive to interest rate risk than those other municipal bond funds. Because the Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund primarily invest in short duration municipal bonds, such Funds normally will be less sensitive to interest rate risk than funds that invest primarily in longer duration municipal bonds (although a Fund’s investments in inverse floaters increase its interest rate risk). Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risk associated with rising interest rates. To the extent a Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements.

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• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

• State and Territory Risk: From time to time, the Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), municipality, or region. As a result, adverse economic, political, and regulatory conditions affecting a single state, territory, municipality, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) can disproportionately affect the Fund’s performance. For example, Puerto Rico has experienced difficult financial and economic conditions in recent years, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. A fund that is more heavily invested in Puerto Rico municipal securities will have increased exposure to this risk. Each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund is exposed to risks affecting its designated state and/or city’s municipal bond issuers, and may be exposed to risks affecting any other state, city, territory, or region in which the Fund invests. For additional information on the special risks that may affect each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund, please see Appendix A – “Risk Factors Regarding Investments in Puerto Rico, California, New Jersey, and New York” in Part I of the SAI. The values of municipal bonds fluctuate due to economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal bond issuers, environmental events, and similar conditions and developments impacting the ability of municipal bond issuers to repay their obligations. Such conditions and developments can change rapidly.

• Taxability Risk: There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. Furthermore, future legislative, administrative, or court actions could adversely impact the qualification of

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income from tax-exempt securities as tax-free. Such reclassifications or actions could (i) subject you to increased tax liability, possibly retroactively, and/or (ii) cause the value of a security, and therefore the value of the Fund’s shares, to decline. In such a case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. For prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends. Income from investments in private activity bonds is an item of tax preference for purposes of AMT, which may cause the income to be taxable to you. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you, and/or decrease the amount available for distribution to you as exempt-interest dividends.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (‘‘PII’’) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the

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possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the ‘‘Program’’) that is designed to minimize the disruption of normal

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business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

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Uncertainty surrounding the sovereign debt of several European Union (‘‘EU’’) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the EU, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the ‘‘Principal Risks’’ section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures,

PROSPECTUS – Sustainable Municipal Bond Fund

declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $[XX] billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $[XX] billion for which Lord Abbett provides investment models to managed account sponsors as of [November 30, 2021].

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

The Fund’s team is headed by Gregory M. Shuman, Managing Director and Portfolio Manager, who joined Lord Abbett in 2007. Assisting Mr. Shuman are Christopher T. English, Daniel Solender, and Eric M. Friedland. Mr. English, Portfolio Manager, joined Lord Abbett in 2010. Mr. Solender, Partner and Portfolio Manager, joined Lord Abbett in 2006. Mr. Friedland , joined Lord Abbett in 2015.

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Messrs. Shuman, English, Solender, and Friedland are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee will be accrued daily and payable monthly as calculated at the following annual rates:

 [0.32% on the first $1 billion of average daily net assets; and

  0.29% on the Fund’s average daily net assets over $1 billion.]

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval of the Fund’s management agreement will be included in the Fund’s initial shareholder report for the period ended March 31st.

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INFORMATION FOR MANAGING YOUR FUND ACCOUNT

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

• the amount you plan to invest;

• the length of time you expect to hold your investment;

• the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

• whether you qualify for any reduction or waiver of sales charges;

• whether you plan to take any distributions in the near future;

• the availability of the share class;

• the services that will be available to you; and

• the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this

PROSPECTUS – Sustainable Municipal Bond Fund

prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class –Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)
Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more
CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(2)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds
Class C Shares
Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000
Front-End Sales Charge	None
CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(2)

The Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate

Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase (4)
Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

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Class F Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)
Automatic Conversion	None
Exchange Privilege(3)	Class F shares of most Lord Abbett Funds
Class F3 Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds
Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

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(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.75%; and for Class C and F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3 or I shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F and F3	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A	See below
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums

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may be suspended, changed, or withdrawn by Lord Abbett Distributor, the Fund’s principal underwriter.

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary. With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

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Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

• Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

• Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

• Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including

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mutual fund purchases, in the participant’s account during a certain period; or

o Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

• Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

• Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

• Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

• Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

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SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the

PROSPECTUS – Sustainable Municipal Bond Fund

CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2. shares held for one year or more (Class A and C); and

3. shares held before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, and I shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class C Share CDSC. The 1.00% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

PROSPECTUS – Sustainable Municipal Bond Fund

• Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

• Rights of Accumulation –A Purchaser (as defined below) may combine the value of Class A, A1, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3 and I share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

• Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3 and I share holdings may not be combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

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Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account; or a trust established by the individual as grantor. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

• purchases of $500,000 or more (may be subject to a CDSC);

• purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

• purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

• purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

• purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

• purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

• purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

• purchases made with dividends and distributions on Class A shares of another Eligible Fund;

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• purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

• purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

• purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C
Eligible mandatory distributions under the Code	A, C
Redemptions by retirement and benefit plans made through financial intermediaries provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C
Death of the shareholder	A, C
Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C
Redemptions under Div-Move	C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving

PROSPECTUS – Sustainable Municipal Bond Fund

purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

• Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

• Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the

PROSPECTUS – Sustainable Municipal Bond Fund

cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class
Fee(1)	A(2)	C(2)(3)	F(4)	F3	I
Service	0.15%	0.25%	—	—	—
Distribution	—	0.50%	—	—	—

(1) The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2) For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3) Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4) The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

PROSPECTUS – Sustainable Municipal Bond Fund

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

• purchases of $500,000 or more;

• purchases by certain retirement and benefit plans with at least 100 eligible employees; or

• purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments*	Front-End Sales Charge**	Dealer’s Concession
$500,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

* Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

** Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, and I Shares. Class F, F3, and I shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored,

PROSPECTUS – Sustainable Municipal Bond Fund

hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including

PROSPECTUS – Sustainable Municipal Bond Fund

participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

• establishing and maintaining individual accounts and records;

• providing client account statements; and

• providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Sustainable Municipal Bond Fund
P.O. Box 219336
Kansas City, MO 64121

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Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

• Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

• Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase

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request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Fund may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Credit Opportunities Fund), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

• Telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

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An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., exchanged for) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

• Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

• Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than

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the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

• Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

• Request a redemption check to be payable to anyone other than the shareholder(s) of record;

• Request a redemption check to be mailed to an address other than the address of record;

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• Request redemption proceeds to be payable to a bank other than the bank account of record; or

• Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below.

Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

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Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing
Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1) In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares
Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

• Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

• Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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• No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett

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believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may

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cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify

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and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than

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the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

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Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

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• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The Fund expects to declare ‘‘exempt-interest dividends’’ from its net investment income daily and pay them monthly. The Fund expects to distribute any net capital gains annually. All distributions, including exempt-interest dividends, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. There are no sales charges on reinvestments.

The Fund seeks to earn income and pay exempt-interest dividends that are exempt from federal income tax. It is anticipated that substantially all of the Fund’s income will be exempt from federal income tax. However, the Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. A portion of the exempt-interest dividends you receive may be subject to regular federal individual AMT. The Fund may invest up to 20% of its net assets in private activity bonds (also known as ‘‘AMT paper’’) that generate income that is an item of tax preference when determining your federal individual AMT, which may cause the income to be taxable.

Distributions of short-term capital gains and gains characterized as market discount are taxable as ordinary income for federal income tax purposes, while distributions of net long-term capital gains properly reported by the Fund as capital gain

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dividends are taxable as long-term capital gains, regardless of how long you have owned shares or whether distributions are reinvested or paid in cash. A gain resulting from a sale, redemption, or exchange of Fund shares generally also will be taxable to you as either short-term or long-term capital gain, depending on how long you have held such shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

If you buy shares when the Fund has realized but not yet either declared or distributed taxable income or capital gains, you will be ‘‘buying a dividend’’ by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Changes in federal or state law or adverse determinations by the IRS or a court, as they relate to certain municipal bonds, may make income from such bonds taxable.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates, and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions, if any, other than exempt-interest dividends paid by the Fund and capital gains attributable to the sale, redemption, or exchange of Fund shares.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the IRS when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a ‘‘backup withholding’’ tax from your distributions, sale proceeds, and any other payments to you.

Mutual funds are required to report to you and the Internal Revenue Service the ‘‘cost basis’’ of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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Because the Fund invests in tax-exempt securities, the Fund may not be suitable for tax-exempt investors or tax-advantaged accounts. Please consult your tax advisor or investment professional regarding investment in the Fund through such accounts.

STATE TAXABILITY OF DISTRIBUTIONS

Shareholders generally will not be able to exclude exempt-interest dividends paid by the Fund from its state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt-interest dividends from the Fund to be excludable from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludable from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludable when determining your taxable income.

Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares that are federally taxable as ordinary income or capital gains will be includable in income for both state personal income and corporate tax purposes. In addition, the portion of the Fund’s dividends attributable to private activity bonds may be a tax preference item for state AMT purposes.

The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state, local, and foreign taxes and how these relate to your own tax situation.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund does not show any financial highlights because the Fund has not commenced operations as of the date of this prospectus.

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APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

• Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in

APPENDIX

the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

APPENDIX

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

APPENDIX

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

APPENDIX

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 15, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Lord Abbett Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of

APPENDIX

calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•  ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

APPENDIX

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

APPENDIX

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

APPENDIX

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

D.A. DAVIDSON

Effective 05/01/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares

APPENDIX

were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPCO

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans,

APPENDIX

provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund

APPENDIX

family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

BAIRD

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Lord Abbett Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

APPENDIX

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Lord Abbett Fund assets held by accounts within the purchaser’s household at Baird. Eligible Lord Abbett Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Lord Abbett Funds through Baird, over a 13-month period of time

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on the Fund will be available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports will contain more information about the Fund’s investments and performance. The annual report also will include details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports will be available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	[ ] [(__/21)]
Investment Company Act File Number: 811-03942

    Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Sustainable Municipal Bond Fund

The information in this statement of additional information with respect to Lord Abbett Sustainable Municipal Bond Fund, a series of Lord Abbett Municipal Income Fund, Inc., is not complete and may be changed. The securities of Lord Abbett Sustainable Municipal Bond Fund may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This statement of additional information, which is not a prospectus, is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

Statement Of Additional Information

[·], 2021

LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Sustainable Municipal Bond Fund

CLASS	TICKER	CLASS	TICKER
A	[TBD]	F3	[TBD]
C	[TBD]	I	[TBD]
F	[TBD]

This SAI is not a prospectus. A prospectus may be obtained from your financial intermediary or from the Distributor at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI is divided into two Parts - Part I and Part II. Part I contains information that is particular to the Fund offered in this SAI, and should be read in conjunction with the prospectus for Lord Abbett Sustainable Municipal Bond Fund (the “Fund”), dated [●], 2021, as supplemented from time to time. Part I includes information about the Fund, including investment policies, management fees paid by the Fund, and information about other fees applicable to and services provided to the Fund. Part II contains additional information that more generally applies to the Lord Abbett Funds.

The Fund’s audited financial statements are not incorporated into this SAI because it is newly organized. The Fund’s annual and semiannual reports to shareholders will be available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

PART I

TABLE OF CONTENTS

PAGE

1.	GLOSSARY	1-1
2.	FUND INFORMATION	2-1
3.	INVESTMENT POLICIES	3-1
4.	FUND INVESTMENTS	4-1
5.	BOARD MEMBERS	5-1
6.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	6-1
7.	PORTFOLIO MANAGER INFORMATION	7-1
8.	SECURITIES LENDING	8-1
9.	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	9-1
10.	FINANCIAL STATEMENTS	10-1
APPENDIX A: RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY, AND NEW YORK MUNICIPAL BONDS		A-1
APPENDIX B: DESCRIPTION OF MUNICIPAL BOND RATINGS		B-1

1.
GLOSSARY

Lord Abbett Municipal Income Fund, Inc. is comprised of the following Funds:

Lord Abbett Short Duration Tax Free Fund: Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund: Intermediate Fund

Lord Abbett National Tax Free Fund: National Fund

Lord Abbett High Yield Municipal Bond Fund: High Yield Municipal Bond Fund

Lord Abbett Short Duration High Yield Municipal Bond Fund: Short Duration High Yield Municipal Bond Fund

Lord Abbett California Tax Free Fund: California Fund

Lord Abbett New Jersey Tax Free Fund: New Jersey Fund

Lord Abbett New York Tax Free Fund: New York Fund

Lord Abbett Sustainable Municipal Bond Fund: Sustainable Municipal Bond Fund

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Credit Opportunities Fund: Credit Opportunities Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Special Situations Income Fund: Special Situations Income Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

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1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors
Board Member(s)	Director(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
CPO	Commodity pool operator
Distributor	Lord Abbett Distributor LLC
Fitch	Fitch Ratings, Inc.
Fund(s)	Each separate investment portfolio of the Registrant
Independent Board Member(s)	Director(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Interested Board Member(s)	Director(s) of the Board who are not Independent Board Members
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investor Service, Inc.
NYSE	New York Stock Exchange
Registrant	Municipal Income Fund
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission

2.
FUND INFORMATION

The Registrant is an open-end management investment company registered under the 1940 Act. The Fund is diversified within the meaning of the 1940 Act. The table below sets forth information about the Registrant’s organization.

Registrant Organization

Registrant	Form of Organization	Date of Organization	Number of Funds	Shares Available for Issuance
Municipal Income Fund	Maryland corporation	December 27, 1983	[9]*	11,607,501,500 shares, $0.001 par value

*MunicipaI Income Fund, Inc. has 9 funds or series, one of which is offered in this SAI.

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3.
INVESTMENT POLICIES

Fundamental Investment Restrictions. The Fund is subject to the following fundamental investment restrictions that cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1

The Fund may not:

1. borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)2 in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,3 and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief applicable to the Fund;

2. engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

3. make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

4. buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts other than in accordance with applicable law;

1 A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2] The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

3 SEC staff guidance currently prohibits the Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

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5. invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry. (Tax-exempt securities, including tax-exempt securities financing facilities in the same industry or issued by nongovernmental users, and securities of the U.S. Government, its agencies and instrumentalities will not be considered to represent an industry); or

6. issue senior securities to the extent such issuance would violate applicable law4; and

7. The Fund may make loans to the maximum extent permitted by the 1940 Act and any exemptive order or other relief issued by the SEC, including, without limitation, through the lending of its portfolio securities and through loans to other Lord Abbett Funds.

[4]  Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Fund must comply on a continuous basis.

Non-Fundamental Investment Restriction. The Fund also is subject to the following non-fundamental investment restriction that may be changed by the Registrant’s Board without shareholder approval.

The Fund may not invest in securities issued by other investment companies as defined in the 1940 Act, except to the extent permitted by applicable law. The Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

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4.
FUND INVESTMENTS

The following table identifies the investment types and techniques that Lord Abbett may use in managing the Fund. A more detailed description of these investment types and techniques, along with the risks associated with each, is contained in the “Additional Information on Portfolio Investments, Risks, and Techniques” section of Part II. The Fund may use any or all of these investment types and techniques indicated below at any one time, and the fact that the Fund may use a particular investment type or technique does not mean that it will be used. The Fund’s transactions in a particular investment type or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s prospectus and in this SAI, as well as the federal securities laws. The Fund may receive instruments or investments not contemplated herein through the conversion or exchange of a permissible investment or as a result of the reorganization or bankruptcy of the issuer of an otherwise permissible investment, and the Fund may hold or dispose of these instruments or investments at its discretion.

Please refer to the Fund’s prospectus and the fundamental and non-fundamental investment restrictions in the “Investment Policies” section of Part I for more information on any applicable limitations.

Investment Type
Bank Loans
Cash/Short-Term Instruments and Money Market Investments	X
Convertible Securities
Synthetic Convertible Securities
Debt Securities	X
High-Yield Debt Securities	X
Municipal Bonds	X
Non-U.S. Gov’t and Supranational Debt Securities
U.S. Government Securities	X
Zero Coupon Bonds	X
Depositary Receipts
Derivatives	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X
Forward Contracts
Futures Contracts	X
Options Contracts	X
Swap Agreements	X
Equity Securities	X
Common Stocks	X
IPOs

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Investment Type
Preferred Stocks	X
Warrants and Rights	X
Foreign Currency Transactions
Foreign Securities
Emerging Market Securities
Illiquid Securities	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations
Other Investment Companies	X
REITs
Short Sales	X
Structured Notes and Other Hybrid Instruments	X

Related Additional Investment Restrictions

In addition to the principal investment strategies (and related restrictions) discussed in the Fund’s prospectus, the Fund may use other investment techniques in seeking to achieve its investment objective, as set forth in the table above. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see ‘‘Additional Information on Portfolio Investments, Risks, and Techniques’’ in Part II of the SAI for more information on these and the other investment techniques that may be used by the Fund.

Borrowing Money. The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund may be more volatile and other investment risks will tend to be compounded.

The Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including, by way of example, derivatives transactions and reverse repurchase agreements. The Fund will generally not treat such transactions as borrowings of money.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. In determining the liquidity of an investment, the Fund may consider, among other things, the relevant market, trading and investment specific considerations of the security, including anticipated trading sizes.

When-Issued or Forward Transactions. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When-issued purchases and forward transactions are negotiated directly with the other

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party, and such commitments are not traded on exchanges. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

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5.
BOARD MEMBERS

The Board Members of the Registrant are also Board Members of each of the Lord Abbett Funds, which collectively consist of [63] funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Board Members and the total compensation paid by all Lord Abbett Funds to the Independent Board Members, including amounts payable but deferred at the option of each Independent Board Member. No Interested Board Member or officer of the Lord Abbett Funds received any compensation from the Funds for acting as a Board Member or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Board Members	For the Fiscal Year Ended September 30, 2021 Aggregate Compensation Accrued by the Registrant[1,2]	Total Compensation Paid by the Lord Abbett Funds[3]
Evelyn E. Guernsey	$[XX]	469,000
Julie A. Hill	[XX]	428,000
Kathleen M. Lutito	[XX]	403,000
James M. McTaggart	[XX]	429,000
Charles O. Prince	[XX]	409,000
Karla M. Rabusch	[XX]	409,000
Lorin Patrick Taylor Radtke[4]	[XX]	N/A
Leah Song Richardson[4]	[XX]	N/A
Mark A. Schmid	[XX]	409,000
James L.L. Tullis	[XX]	573,000

1 The Fund is newly organized and has not yet commenced operations, and therefore has not accrued compensation. Compensation accrued by the Registrant is provided for Lord Abbett Sustainable Municipal Bond Fund for the fiscal period ended September 30, 2021.

2 Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of the Fund. A portion of the fees payable by the Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Board Members. In addition, $25,000 of each Board Member’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett Funds under the equity-based plan. The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis are $[XX], $[XX], $[XX], $[XX], $[XX], $[XX], $[XX], $[XX], $[XX], and $[XX], respectively.

3 The second column shows total compensation, including the types of compensation described in the “For the Fiscal Year Ended September 30, 2021 Aggregate Compensation Accrued by the Registrant” column, accrued by all Lord Abbett Funds for the calendar year ended December 31, 2020, including fees Independent Board Members have chosen to defer.

4 Mr. Radtke and Ms. Richardson were elected to the Board of Directors/Trustees of the Lord Abbett Funds effective September 27, 2021.

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Fund Ownership

The following table sets forth certain information about the dollar range of equity securities beneficially owned by each Board Member in the Registrant and all other Lord Abbett Funds as of December 31, 2020. The amounts shown include deferred compensation (including interest) to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Board Members	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in Lord Abbett Funds
Independent Trustees
Evelyn E. Guernsey	N/A	Over $100,000
Julie A. Hill	N/A	Over $100,000
Kathleen M. Lutito	N/A	Over $100,000
James M. McTaggart	N/A	Over $100,000
Charles O. Prince	N/A	Over $100,000
Karla M. Rabusch	N/A	Over $100,000
Lorin Patrick Taylor Radtke[2]	N/A	N/A
Leah Song Richardson[2]	N/A	N/A
Mark A. Schmid	N/A	Over $100,000
James L.L. Tullis	N/A	Over $100,000
Interested Trustee
Douglas B. Sieg	N/A	Over $100,000

1 The Fund is newly organized and has not yet commenced operations.

2 Mr. Radtke and Ms. Richardson were elected to the Board of Directors/Trustees of the Lord Abbett Funds effective September 27, 2021.

Committee Meetings

The following table sets forth the number of times each committee of the Board met during the most recent fiscal year:

Fiscal Year Ended	Audit Committee	Proxy Committee	Nominating and Governance Committee	Contract Committee	Compensation Committee
September 30, 2021	[4]	[1]	[5]	[6]	[1]

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6.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

For more information on Lord Abbett, please see the “Investment Adviser” section of Part II.

Lord Abbett is the Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

Lord Abbett has contractually agreed to waive its fees and reimburse expenses. This agreement may be terminated only by the Fund’s Board.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Rule 12b-1 Plan expenses, Independent Board Members’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Management Fee Rates
The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

[First $1 billion	0.32%
Over $1 billion	0.29%]

Management Fees Paid to Lord Abbett
The management fees the Fund paid to Lord Abbett (taking into account any management fee waivers) for the last three fiscal years ended September 30th are not provided because the Fund is newly organized and has not yet commenced operations as of the date of this SAI.

Contractual Fee Waivers and Expense Limitations
Lord Abbett has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to limit the Fund’s total net annual operating expenses (excluding certain expenses such as fees under a Rule 12b-1 Plan and acquired fund fees and expenses) to the annual rates set forth in the following table. This agreement may be terminated only by the Fund’s Board.

Contract Period	Class F3 and R6	All Other Share Classes
[December 31, 2021 – January 31, 2023]	[0.39%]	[0.43%]

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Administrative Services Fees Paid to Lord Abbett
Pursuant to an Administrative Services Agreement with Lord Abbett Municipal Income Fund, Inc., Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund.

The administrative services fees the Fund paid to Lord Abbett for the last three fiscal years ended September 30th are not provided because the Fund is newly organized and has not yet commenced operations.

Distributor
For additional information on the Distributor, please see the “Investment Advisory and Other Services, Fees, and Expenses – Distributor” section of Part II. The Distributor received no other compensation (including compensation on redemption and repurchase and brokerage commissions in connections with Fund transactions) apart from that reflected below.

The net sales charge received (after allowance of a portion of the sales charge to independent dealers) by the Distributor, as the Registrant’s principal underwriter, for the last three fiscal years ended September 30th is not provided because the Fund is newly organized and has not yet commenced operations.

The CDSC received by the Distributor for the last three fiscal years ended September 30th is not provided because the Fund is newly organized and has not yet commenced operations.

Rule 12b-1 Plan
For additional information, please see the “Investment Advisory and Other Services, Fees, and Expenses – Rule 12b-1 Plan” section of Part II.

The amounts paid by each applicable class of the Fund to the Distributor pursuant to the Rule 12b-1 Plan for the fiscal year ended September 30, 2021 are not provided because the Fund is newly organized and has not yet commenced operations.

Brokerage Commissions
The Fund’s policy with respect to portfolio transactions and brokerage is set forth under the “Brokerage Allocation and Other Practices” section of Part II.

Brokerage Commissions Paid to Independent Broker-Dealer Firms
The total brokerage commissions on transactions of securities the Fund paid to independent broker-dealer firms for the last three fiscal years ended September 30th are not provided because the Fund is newly organized and has not yet commenced operations.

The amount of brokerage commissions paid by the Fund may change from year to year because of changing asset levels, shareholder activity, and portfolio turnover, among other factors.

In addition to the purchase of research services through “commission sharing arrangements,” Lord Abbett purchased third party research services with its own resources during the past three fiscal years ended September 30th, however, the amount of such research services are not provided because the Fund is newly organized and has not yet commenced operations.

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The amount of portfolio transactions directed by the Fund to broker-dealers that provided research services for the fiscal year ended September 30, 2021 is not provided because the Fund is newly organized and has not yet commenced operations.

Regular Broker-Dealers
During the fiscal year ended September 30, 2021, the Fund did not acquire securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, that derived, or have a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser, because the Fund is newly organized and has not yet commenced operations.

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7.
PORTFOLIO MANAGER INFORMATION

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of the Fund’s fiscal year ended September 30, 2021 (or another date, if indicated). For more information, please see the “Portfolio Management Information” section of Part II. The data shown below are approximate.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

Number of Registered Investment Companies		Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Gregory M. Shuman[1]	N/A	N/A	N/A	N/A	N/A	N/A
Christopher T. English[1]	N/A	N/A	N/A	N/A	N/A	N/A
Daniel S. Solender[1]	N/A	N/A	N/A	N/A	N/A	N/A
Eric M. Friedland[1]	N/A	N/A	N/A	N/A	N/A	N/A

1 The Fund is newly organized and has not yet commenced operations. The Fund’s portfolio manager’s other accounts managed data will be reported in a future filing.

Holdings of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of September 30, 2021 (or another date, if indicated). This table includes the value of securities beneficially owned by the portfolio manager through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities[1]	Aggregate Dollar Range of Securities
Gregory M. Shuman	N/A
Christopher T. English	N/A
Daniel S. Solender	N/A
Eric M. Friedland	N/A

1 The Fund is newly organized and has not yet commenced operations. The aggregate dollar range of securities beneficially owned by the Fund’s portfolio manager will be reported in a future filing.

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8.
SECURITIES LENDING

The dollar amounts of income and fees and/or compensation related to the Fund’s securities lending activities during the most recent fiscal year are not provided because the Fund is newly organized and has not yet commenced operations as of the date of this SAI.

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9.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

It is anticipated that when the Fund commences operations, Lord Abbett will own approximately 100% of the Fund’s outstanding shares. It also is anticipated that over time this percentage of ownership will decrease.

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10.
FINANCIAL STATEMENTS

No financial statements are available for the Fund because it is newly organized and has not yet commenced operations as of the date of this SAI.

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APPENDIX A

RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY, AND NEW YORK MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

The Commonwealth continues to face severe fiscal and economic challenges. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), effective June 30, 2016, established a financial oversight and management board (the “Oversight Board”) to review and approve fiscal plans of the Commonwealth and placed a temporary stay on actions to enforce the outstanding debt obligations of the Commonwealth. Further, PROMESA empowers the Oversight Board to facilitate debt restructuring discussions between the Commonwealth and its creditors and, to restructure the debt of the Commonwealth, its public corporations and its municipalities. On May 3, 2017, the Oversight Board filed a Title III petition for the Commonwealth with the United States District Court for the District of Puerto Rico (the “District Court”) under Section 304(a) of PROMESA. The Oversight Board also filed Title III petitions for certain public corporations and authorities of the Commonwealth in 2017. The Commonwealth cannot file for bankruptcy protection under Chapter 9 of the Federal Bankruptcy Code. The Title III process is similar, but not identical, in many respects to a Chapter 9 municipal bankruptcy proceeding and permits adjustments to the debts of the debtor entity, including, but not limited to, general obligation bonds of the Commonwealth. The filing of these Title III petitions triggered a new stay of any actions or proceedings against the Commonwealth and these other public corporations and authorities.

On January 1, 2016, the Commonwealth diverted payments from other bonds to pay the holders of the protected general obligation bonds. On January 7, 2016, two bond insurers joined a group of institutional investors in support of a motion by the Oversight Board to invalidate two series of the Commonwealth’s general obligation bonds. The Oversight Board argues that the two bond series are null and void because the sale of these securities violated the Commonwealth’s constitutional debt limitations and its balanced budget requirements. The Oversight Board acting through a Special Claims Committee, and the Unsecured Creditors Committee, seeks to claw back principal and interest payments made to certain bondholders, including certain holders of the Commonwealth’s general obligation bonds.

The Oversight Board and the Commonwealth’s Unsecured Creditors Committee have filed complaints against certain bondholders, as well as certain individuals and companies supplying goods and services to the Commonwealth, seeking to avoid transfers and to disallow claims relating to allegedly fraudulent transfers under the Commonwealth laws and U.S. Bankruptcy Code. It is not possible to predict the timing or the outcome of these proceedings.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. Certain parties to these proceedings and contested matters are participating in mediation discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On February 15, 2019, the U.S. Court of Appeals for the First Circuit (the “Circuit Court”) reversed a prior District Court decision that had validated the process by which the Oversight Board was appointed. The Circuit Court concluded that the appointments clause of the U.S. Constitution requires Senate confirmation of all principal officers of the U.S. government, including the Oversight Board members. However, the Circuit Court only severed the specific invalidated clauses from the remaining provisions of PROMESA and did not invalidate the entire statute, rejecting the appellants’ request to invalidate all actions taken by the Oversight Board to date. On June 1, 2020, the U.S. Supreme Court reversed the Circuit Court’s decision holding that the appointments clause of the U.S. Constitution did not apply to the appointment of members of the Oversight Board because they are not “officers of the United States”.

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On February 3, 2020, the Commonwealth’s Unsecured Creditors Committee filed objections to claims asserted by holders of general obligation bonds issued or guaranteed by the Commonwealth, as well as claims of holders of bonds issued by other Commonwealth public corporations and authorities. The Committee sought in its objections to claims a ruling that any priority that may have been granted to the bonds under Puerto Rico law does not apply in the Commonwealth’s Title III case. On February 9, 2020, the Oversight Board announced its entry into a Plan Support Agreement, pursuant to which it proposed to settle claims of holders of Commonwealth general obligation bonds, which settlement would be implemented through a Title III plan of adjustment. On March 10, 2020, the District Court entered an order staying all pending objections to claims based on bonds issued or guaranteed by the Commonwealth, including any objections relating to the priority of the general obligation bonds, pending the decision on confirmation of the Commonwealth’s plan of adjustment. It is not possible to predict the timing or the outcome of these proceedings.

While a Title III petition for one of the public authorities, the Puerto Rico Sales Tax Financing Corporation (“COFINA”), was resolved in 2019 by the implementation of COFINA’s third amended plan of adjustment, there can be no assurance that the other Title III proceedings will be resolved with similar outcomings or the timing of such resolution. The ongoing financial and economic difficulties facing the Commonwealth, including the widespread damage caused by Hurricanes Irma and Maria, and the uncertainty regarding the outcome of the Title III proceedings and the implementation of PROMESA, present significant risks to the Commonwealth’s ability to honor its obligation to pay debt service on its outstanding general obligation bonds. Accordingly, holders of such bonds should not expect to receive timely payments of principal and interest, and should expect that if any such payments are received in the future, any amounts may be substantially less than the principal and interest owed on the original obligations.

CALIFORNIA BONDS

As of December 31, 2020, California’s general obligation debt was assigned a rating of Aa2 by Moody’s and AA- by S&P. S&P and Moody’s each designate a stable outlook for the state’s general obligation bonds.

California’s economy has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The makeup of the state economy generally mirrors that of the national economy. California is by far the most populous state in the nation, with an estimated 39.96 million residents as of 2019. Its population is nearly 40 percent larger than that of the second most populous state and it contains approximately 12 percent of the total U.S. population. As of adoption of the most recently adopted budget act (the “2020-21 Budget”), the state’s population was projected to continue to grow over the long term and reach 45 million residents by 2060. COVID-19 and the current recession create conditions that will likely reduce births, increase deaths, and slow or reverse migration. Growth rates will likely be close to zero or even negative in the immediate future, and forecasted trends may take years to recover.

California entered 2020 with historic levels of reserves, having repaid billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets during the severe recession in 2009 (the “Great Recession”) and years prior. The state’s General Fund was materially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the state and national economy, initially triggering a historic drop and volatility in the stock market, and a recession. These efforts resulted in significant declines in state revenues, as well as increased expenditures required to manage and mitigate COVID-19’s impact on the state. Anticipated revenue declines in the 2020-21 Budget have not materialized as indicated in the Governor’s proposed budget released on January 8, 2021 (the “Proposed Budget”). In December 2020, the Department of Finance reported that, based on agency cash receipts, tax receipts for November 2020 were $2.429 billion above the 2020-21 Budget forecast of $8.08 billion and total collections for March 2020 through November 2020 were up 0.4 percent from the same period in 2019.

California’s general fund budget has ended each fiscal year with a surplus since fiscal year 2012-13 and as of the most recently adopted budget act is projected to remain structurally balanced through fiscal year 2020-21, the last year of the statutorily required multi-year budget projection. Over the last several fiscal years, the state has built up significant budget reserves. Based on the 2020-21 Budget, California is projected to achieve a reserve balance in the budget stabilization account equal to $8.310 billion. This budget act also projects an additional $2.6 billion in the Special Fund for Economic Uncertainties and $450 million in the Safety Net Reserve Fund for total projected budgetary reserves of $11.3 billion at the end of the 2020-21 fiscal year. The state’s liquidity position has improved dramatically since cash flow challenges in the immediate aftermath of the Great Recession; the state has not had to use external

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“revenue anticipation note” borrowing since fiscal year 2014-15 and no such notes are planned for fiscal years 2020-21 or 2021-22 . Given the improved revenue picture the Proposed Budget assumes $34 billion in budgetary reserves (approximately $22 billion in reserves) and surplus at the end of fiscal year 2020-21. However, risks to this forecast remain, as noted in the Proposed Budget in December 2020 over 4 million Californians were still receiving a form of unemployment benefit and only about half the jobs lost from the start of the pandemic have been recovered.

California remained one of the largest economies in the world in 2019 with a GDP of $3.1 trillion in current terms, with a 2.6 percent growth from 2018 in real terms. California’s unemployment rate averaged 4.1 percent in 2019, hitting a record-low 3.9 percent in October 2019 through February 2020. With the recession resulting from the COVID-19 pandemic, the number of employed Californians decreased by 2.8 million or by 15.3 percent in the second quarter of 2020, with 2.1 million becoming unemployed and over 700,000 leaving the labor force. In the four weeks ending July 25, 2020, an average of 3.4 million Californians were claiming regular unemployment insurance and an additional 1.1 million were claiming Pandemic Unemployment Assistance. In comparison, an average of 440,000 people were claiming regular unemployment insurance for the four weeks ending February 29, 2020.

California’s fiscal challenges include high debt levels and governance restrictions that limit its ability to respond to revenue volatility (e.g., requiring a supermajority to approve tax increases). The state faces a number of budget risks, including the effect of an extended recession, capital gains volatility, housing constraints and significant unfunded liabilities of the two main retirement systems managed by state entities. The state also has a significant unfunded liability with respect to other postemployment benefits. Strategies to prefund other postemployment benefits costs were established in 2015, and today, nearly all state employees contribute towards prefunding OPEB costs. The state is also grappling with the as-yet unclear impact of new federal fiscal and other policies, immigration and trade policy, and the impact of federal tax reform on the state economy and general fund revenues, which will not be apparent for some time.

As of July 1, 2020, the state had outstanding $80.4 billion of long-term general obligation debt and lease revenue bonds payable primarily from the state’s General Fund. At that time there were authorizations for issuance of an addition $31.9 billion of general obligation debt and $7.6 billion of lease revenue bonds.

Both California state and local governments face substantial future liabilities deriving from underfunded pension systems and liabilities for other post-employment benefits, particularly for health care. In December 2016, the California Public Employees’ Retirement System (“CalPERS”), which covers most state and many local government employees, reduced its long-term expected investment rate from 7.5 to 7.0 percent. To make up for this reduction in expected investment returns both the state and local governments which participate in CalPERS will be required to increase their annual payments to CalPERS in coming years, putting pressure on other programs; the increases for local governments will be phased in over three years, however. CalPERS has publicly indicated that it expects actual investment returns in the next ten year period to be less than the 7 percent rate of return. Actual investment returns lower the actuarially assumed level will result in decreased funding status, and increased actuarially required contributions. Many larger cities and counties in California have their own pension systems outside CalPERS.

California has a highly progressive personal income tax structure and taxes capital gains at the same rate as other income. As a result, a large portion of the taxes received is paid by a small portion of high-income taxpayers, which leads to a higher level of economic and revenue volatility relative to other states. Capital gains tax revenues are the state’s most volatile revenue source, and even absent a recession, a stock market correction or extended decline could significantly reduce the state’s revenues. Despite significant revenue growth in recent years the state has maintained fiscal discipline to prepare for economic recessions, and the resulting revenue reductions.

Local governments in California derive revenue from a variety of sources, including real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. Property taxes are limited by voter-approved Proposition 13, and other tax sources are limited and in many cases require voter approval. In general local governments face significant fiscal constraints, and three California cities have had to seek adjustment of their debts and finances under Chapter 9 of the federal bankruptcy code in the aftermath of the recession. There is no assurance that other cities or local governments may not have to utilize Chapter 9 in the future.

Constitutional and political constraints limit the state’s budgetary and financial flexibility and ability to deal with financial crisis, including a two-thirds legislative vote required to raise state revenues, and voter approval required for issuing general obligation debt. The Governor does not have independent

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power to make mid-year budget adjustments. Proposition 1A (approved in November 2004) limits the state’s ability to borrow local governments’ property tax revenues, and Proposition 98 (approved in November 1987) imposes funding requirements for schools and results in additional funding burdens on the state if local property taxes decline. Proposition 26 (approved in November 2010) expanded the definition of a tax to include certain fees and charges, broadening the scope of revenue generating tools that require a two-thirds legislative vote. Constitutional provisions establish priority payments for education (although general obligation debt service is the second priority) and limit the state’s ability to spend proceeds from certain tax revenues and fees. Various Constitutional and statutory provisions also may result in limits to and decreases in state and local revenues, and thus affect the ability of California municipal bond issuers to meet their financial obligations. Future amendments to the California Constitution or statutory changes also may affect the ability of the state or local issuers to repay their obligations, such amendments or changes may be implemented through the voter initiative process and not through the state legislature.

NEW JERSEY BONDS

As of December 31, 2020, Moody’s general obligation bond rating for New Jersey is A3 with a negative outlook and S&P’s general obligation bond rating for New Jersey is BBB+ with a stable outlook. On November 5, 2020, Moody’s affirmed New Jersey’s general obligation rating and updated the outlook to negative, citing the state’s large, diverse and wealthy economy offset by large, growing long-term liabilities and the multi-year burden of rapidly-rising pension contributions, which are the result of historic pension underfunding. Moody’s credit analysis also noted that the state’s economy is recovering from unprecedented disruption caused by the coronavirus pandemic, with downside risk that another wave of cases and business closures will delay the recovery and increase budget pressures. In addition, New Jersey’s high leverage and long-standing structural imbalance will worsen due to the sizeable coronavirus-driven budget gap that the state plans to balance with deficit financing bonds, which would add to already-large fixed costs. Large budget gaps will remain until fiscal 2023 and will strain the state's ability to structurally balance its budget and increase the risk of cuts to future pension contributions. Moody’s negative outlook reflects the expectation that the state will have difficulty restoring budget balance over the next two fiscal years given the size of the structural budget gap, the lack of meaningful budget reserves, increased and high fixed cost levels and rapidly growing pension contributions. Resolution of the negative outlook will depend on the depth and duration of the coronavirus-related economic disruption and the state’s budget balancing actions.

On November 6, 2020, S&P downgraded its rating on New Jersey general obligation bonds to BBB+ with a stable outlook. S&P noted that the downgrade reflects S&P’s view that New Jersey will continue to have a significant structural deficit that will be difficult to close in the coming years because of decreased revenues as a result of the COVID-19 pandemic, combined with high and increasing debt, pension, and other postemployment benefit (“OPEB”) liabilities. S&P cited the following as what it considers weaknesses: a large structural operating deficit, which S&P calculates at 15.9% of appropriations in fiscal 2021; a large unfunded pension liability, a low pension funded ratio, and a history of substantially underfunding the state retirement systems’ annual actuarially determined contribution (“ADC”), which S&P views as having created significant structural imbalance and putting pressure on future budgets; large OPEB obligations; and a high debt burden. S&P cited the following as credit strengths: a diverse economic base of 8.9 million people showing, until now, recent growth at levels that have lagged the national growth rate; budgeted reserves equal to approximately 6.2% of appropriations, although reserves would be negative without $4.5 billion net deficit bond proceeds; and New Jersey’s efforts in recent years to substantially increase pension contributions, although contributions remain well below actuarial requirements. S&P noted that until the recent recession, New Jersey had been making progress on closing its structural deficit, but this progress depended on steady revenue growth during the long previous economic expansion. In recent years, most of the state's revenue growth has gone toward increasing New Jersey's annual pension contributions. In fiscal 2020, the state paid 68% of its ADC in fiscal 2020, which was a 24-year high for the state but still well below what S&P views as adequate funding. S&P noted that the state forecasts baseline operating revenue to fall 12.8% in fiscal 2021 on a 12-month basis, compared with the original forecast made in February 2020. S&P calculates New Jersey will have a large fiscal 2021 structural deficit of 15.9% of budgeted appropriations (excluding the use of a portion of proceeds of deficit bonds sold in 2020 to increase the ending fund balance). S&P’s stable outlook reflects high income levels and forecasted economic growth in 2022. S&P noted that it anticipates that New Jersey will be able to reduce its structural deficit in fiscal 2022, although it could remain large due to its high and growing liabilities and pension return underperformance in fiscal 2020.

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In recent years, New Jersey’s debt levels have been above historical levels. New Jersey continues to have debt levels and a debt burden among the highest in the nation, and its pension and retiree health benefit liabilities also are among the highest of the 50 states.

State law and the New Jersey Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality’s or any other bond-issuing authority’s ability to repay its obligations. The New Jersey Supreme Court rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the state’s outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the state, but by annual appropriations. In November 2008, New Jersey voters approved an amendment to the Constitution, which provides that the state may not issue bonds that are not backed by a dedicated revenue source without voter approval.

The New Jersey Constitution requires a balanced budget and provides, in part, that no money shall be drawn from the state treasury except for appropriations made by law and that no law appropriating money for any state purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor. The Constitution also provides that the New Jersey Legislature shall not, in any manner, create in any fiscal year a debt or debts, liability or liabilities of New Jersey, which together with any previous debts or liabilities shall exceed at any one time 1% of the total amount of appropriations for that fiscal year, unless higher amounts are specifically authorized by a law for some single object or work distinctly specified therein and such law is approved by voters at a general election.

As part of the response to address the financial problems suffered by New Jersey as a result of the consequences of the COVID-19 Pandemic, the New Jersey COVID-19 Emergency Bond Act, L. 202, c. 60 (the “Emergency Bond Act”) was enacted on July 16, 2020. The Emergency Bond Act authorizes the issuance of general obligation bonds in an aggregate amount not to exceed $9.9 billion in fiscal years 2020 and 2021. Lawsuits were filed challenging the constitutionality of the Emergency Bond Act. The New Jersey Supreme Court upheld the constitutionality of the Emergency Bond Act on August 12, 2020 but it is subject to certain limitations.

New Jersey’s local budget law imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates local units’ issuance of debt by limiting the amount of tax anticipation notes that they may issue and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases for such entities, with certain exceptions.

NEW YORK BONDS

As of December 31, 2020, Moody’s general obligation bond rating for New York is Aa2 and S&P’s general obligation bond rating of New York is AA+. In October 2020, Moody’s downgraded its rating on New York’s general obligation bonds from Aa1 to Aa2 and revised its outlook to stable from negative. In assigning such rating, Moody’s stated that the downgrade reflects the financial consequences of the coronavirus pandemic on New York City, the economic engine of the state, and the Metropolitan Transportation Agency (“MTA”), which is controlled by and partially funded by the state. Moody’s noted that the long-term economic impact on New York City will be among the most severe in the country and require significant fiscal action by the state, New York City and MTA. The depth of the economic downturn in New York City and state will be coupled with an extended duration because recovery is dependent upon containment of COVID-19 globally and the restoration of New York City as a desirable place to work, live and visit. The report also notes that the efforts to date by the state to balance its budget are have primarily been stopgap in nature and decisions about long term budgetary changes to address significant projected gaps have been postponed. Moody’s stable outlook reflects the strength of the state’s resources to align spending and revenue until the COVID-19 pandemic is under control.

In December 2020, S&P affirmed its AA+ rating on New York’s general obligation bonds and revised its outlook to negative from stable. S&P’s negative outlook reflects the heightened risks to the state’s ability to maintain budget balance and effectuate budget reductions in the current and future years. S&P cites weaker projected financial growth compared to the rest of the country, uncertainty about the receipt

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of federal aid and contagion risk from the financial stress of the MTA and New York City as near-term risks. S&P notes that it will likely be years before the state’s economy returns to pre-pandemic levels. S&P also notes that the state’s financial plan, if implemented as planned, shows balance and maintenance of reserves in fiscal year 2021, though it expects pressures to increase taxes, and use reserves or other one-time measures to offset budget cuts. Other risks include the uncertainty of federal funding for Medicaid, transit, and economic assistance for those facing long-term unemployment.

In the December 3, 2020 update to its Annual Information Statement (the “NYS AIS Update”), the state Division of Budget projected budget balance in fiscal year 2021 and budget gaps of $8.7 billion, $9.7 billion and $9.4 billion in fiscal years 2022, 2023 and 2024. Budget balance in fiscal year 2021 depends upon the implementation of a gap-closing program to cover a shortfall in general fund revenues of $14.9 billion. In the absence of federal aid to the state since the enactment of its fiscal year 2021 budget, the Division of Budget began withholding 20% of most aid payments to localities, totaling approximately $2.4 billion through December 30, 2020. The state’s financial plan projections reflect $8 billion in local aid reductions in each year through 2024. Such reductions are dependent upon legislative continuation of the authority to reduce aid payments to localities. Such reductions in local aid payments may be reduced if federal recovery aid to the state is passed. The state has implemented a hiring freeze and other spending controls. The state completed two short-term borrowings for cash flow purposes in fiscal year 2021 which are scheduled to be repaid in by March 2021.

As of March 31, 2020, the state had outstanding approximately $54.2 billion of state-related debt, inclusive of approximately $2.1 billion of general obligation bonds. State-related debt includes all debt that is reported on the state’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds, and consists primarily of obligations that are paid from traditional state resources and have a budgetary impact. These include, but are not limited to, personal income tax revenue bonds and sales tax revenue bonds issued by public authorities of the state, where the state’s legal obligation to make payments to such authorities is subject to and paid from annual appropriations made by the state legislature, and general obligation debt.

The state’s public authorities generally are responsible for financing, constructing, and operating revenue-producing public facilities. While payments on authority obligations normally are paid from revenues generated by projects of the authorities, in the past the state has had to appropriate large amounts to enable certain authorities to meet their financial obligations. Further assistance to authorities may be required in the future. The amount of debt issued by the authorities is substantial. Although the state has legal flexibility to cut costs, analysts have suggested that political difficulty could hinder budget enactment or midyear gap closing when cuts in politically favored programs are proposed.

The New York State and Local Retirement System (“NYSLRS”) provides pension benefits to employees of the state and its localities, except employees of New York City and public school teachers and administrators, who are covered by separate plans. As of March 31, 2020, state employees made up approximately 32 percent of the membership in NYSLRS, and there were 2,962 other participating employers, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities. The assumed rate of return was lowered from 7.0 percent to 6.8 percent effective in fiscal year 2021. Employer contribution rates are determined annually and are dependent, in part, upon the value of investments held and the present value of anticipated benefits to be paid. NYSLRS’ members are categorized into six tiers depending on date of membership, and employee contributions and benefits vary depending on tier. The state is expected to face increasing pension funding obligations. The state also faces significant other post-employment benefit funding obligations, which consist primarily of retiree health benefits. Because the state funds its other post-employment benefits on a pay-as-you-go basis as required by law, unfunded liabilities are projected to grow higher.

The NYS AIS Update identifies a number of risks inherent in the implementation of the state budget and financial plan. Specifically, changes to the federal tax law and budgetary changes or other actions taken by the federal government may adversely affect the state’s finances. Additional risks include, but are not limited to, uncertainties and risks concerning its economic and receipts forecasts including the impacts of: national and international events; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic and pandemic events; cybersecurity threats; federal statutory and regulatory changes concerning financial sector activities; changes in federal tax law and federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; tech industry developments and employment; the effect of household debt on consumer spending and state tax

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collections; and the outcome of litigation and other claims affecting the state. The state further indicates that its financial plan is subject to the following uncertainties and contingencies: wage and benefit increases for state employees that exceed projected annual costs; changes in the size of the state’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for state employees affecting the state’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the state’s updated financial plan; the ability of the state to implement cost reduction initiatives, including reductions in state agency operations, and the success with which the state controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the state and its public authorities to market securities successfully in the public credit markets.

The issuance of debt by municipalities in the state is governed by state constitutional and statutory provisions. Local governments in the state have constitutional or statutory restrictions on the purposes for which debt may be issued and limits on the amounts and maturity of debt that may be issued. Municipalities must provide an annual appropriation for the payment of principal and interest on all indebtedness. Permitted types of indebtedness include, but are not limited to, bonds, bond anticipation notes, revenue anticipation notes and tax anticipation notes.

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APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody’s Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s US Municipal Short-Term Debt Ratings
MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Long-Term Issue Credit Ratings
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s

Part I

capacity to meet its financial commitments on the obligation.
BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be

Part I

made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Municipal Bond Short-Term Issue Credit Ratings
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D

'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Public Finance and Global Infrastructure Obligations
AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D

Default. Indicates a default. Default generally is defined as one of the following: (a) Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (b) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (c) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Note: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. ‘AAApre’, ‘AA+pre’).

Fitch Short-Term Ratings Assigned to Issuers and Obligations
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to

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entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part I

PART II

Part II describes policies and practices that apply to each Lord Abbett Fund other than Lord Abbett Credit Opportunities Fund and Lord Abbett Special Situations Income Fund. Part II is not a standalone document and must be read in conjunction with Part I. The Lord Abbett Funds are comprised of Investment Trust, Securities Trust, and Trust I, each a Delaware statutory trust; and Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund, each a Maryland corporation.

Note: Updated SAIs for each Fund will be filed with the SEC in accordance with each Fund’s regularly scheduled annual update cycle. References in this Part II to Funds that have not yet filed an updated SAI do not supersede the currently effective SAI for those Funds.

TABLE OF CONTENTS

PAGE

1.	GLOSSARY	1-1
2.	ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES	2-1
3.	DISCLOSURE OF PORTFOLIO HOLDINGS	3-1
4.	MANAGEMENT OF THE FUNDS	4-1
5.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	5-1
6.	PORTFOLIO MANAGERS	6-1
7.	BROKERAGE ALLOCATION AND OTHER PRACTICES	7-1
8.	CLASSES OF SHARES	8-1
9.	PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS	9-1
10.	TAXATION OF THE FUNDS	10-1
APPENDIX A – Disclosure of Portfolio Holdings		A-1
APPENDIX B – Fund Portfolio Information Recipients		B-1
APPENDIX C – Proxy Voting Policies and Procedures		C-1
APPENDIX D – Description of Corporate Bond Ratings		D-1

1.
GLOSSARY

For purposes of this Part II, Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors or Trustees
Board Member(s)	Director(s) or Trustee(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
Code	Internal Revenue Code of 1986, as amended
Convertible Fund	Lord Abbett Convertible Fund
CPO	Commodity pool operator
Custodian	State Street Bank and Trust Company
Declaration	Declaration and Agreement of Trust
Distribution Agreement	Distribution Agreement for each Fund, as described in this SAI
Distribution Fees	Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion
Distributor	Lord Abbett Distributor LLC
Dividend Growth Fund	Lord Abbett Dividend Growth Fund
Durable Growth Fund	Lord Abbett Durable Growth Fund
Emerging Markets Corporate Debt Fund	Lord Abbett Emerging Markets Corporate Debt Fund
Emerging Markets Bond Fund	Lord Abbett Emerging Markets Bond Fund
[Emerging Markets Equity Fund]	[Lord Abbett Emerging Markets Equity Fund]
Fitch	Fitch Ratings, Inc.
Focused Large Cap Value Fund	Lord Abbett Focused Large Cap Value Fund
Focused Small Cap Value Fund	Lord Abbett Focused Small Cap Value Fund
Fundamental Equity Fund	Lord Abbett Fundamental Equity Fund
Fund(s)	Each separate investment portfolio of a Lord Abbett Fund or, if a Lord Abbett Fund has only a single investment portfolio, the Lord Abbett Fund
Fund(s)-of-Funds	Collectively, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Income Fund, and Lord Abbett Alpha Strategy Fund
Global Bond Fund	Lord Abbett Global Bond Fund
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Global Equity Fund	Lord Abbett Global Equity Fund, formerly Lord Abbett Global Equity Research Fund
Growth Leaders Fund	Lord Abbett Growth Leaders Fund
Growth Opportunities Fund	Lord Abbett Growth Opportunities Fund
Health Care Fund	Lord Abbett Health Care Fund
High Income Municipal Bond Fund	formerly Lord Abbett High Yield Municipal Bond Fund
Independent Board Member(s)	Director(s) or Trustee(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Inflation Focused Fund	Lord Abbett Inflation Focused Fund
Interested Board Member(s)	Director(s) or Trustee(s) of the Board who are not Independent Board Members
International Equity Fund	Lord Abbett International Equity Fund
International Growth Fund	Lord Abbett International Growth Fund
International Opportunities Fund	Lord Abbett International Opportunities Fund
International Value Fund	Lord Abbett International Value Fund
IRS	Internal Revenue Service
Micro Cap Growth	Lord Abbett Micro Cap Growth Fund
Mid Cap Innovation Growth Fund	Lord Abbett Mid Cap Innovation Growth Fund
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations exchange
NAV	Net asset value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over-the-counter
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
Short Duration High Income Municipal Bond Fund	Lord Abbett Short Duration High Income Municipal Bond Fund, formerly Lord Abbett Short Duration High Yield Municipal Bond Fund
Small Cap Value Fund	Lord Abbett Small-Cap Value Series
SWP	Systematic Withdrawal Plan
Ultra Short Bond Fund	Lord Abbett Ultra Short Bond Fund
Underlying Funds	Other affiliated mutual funds managed by Lord Abbett in which the Fund(s)-of-Funds may invest
Value Opportunities Fund	Lord Abbett Value Opportunities Fund
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2.
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES

This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with such investments and techniques. When used in this section, “the Fund” refers to any Fund that can use the investments and techniques described below, as specified in the “Fund Investments” section of the SAI or in the Fund’s prospectus, unless otherwise discussed. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

Direct Investments by Funds-of-Funds. In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” include each Fund-of-Funds as well as certain or all of the Underlying Funds, to the extent permitted by the applicable Underlying Fund’s respective prospectus and SAI. Funds-of-Funds may invest directly in securities and non-securities consistent with the Fund’s investment objectives, policies, and restrictions.

Duration. Duration is a measure of the expected life of a bond or other fixed income instrument on a present value basis. Duration incorporates the bond’s or other fixed income instrument’s yield, coupon interest payments, final maturity, and call features into one measure. Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund’s portfolio of bonds or other fixed income instruments. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations, and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

The Fund’s portfolio will have a duration that is equal to the weighted average of the durations of the bonds or other fixed income instruments in its portfolio. The longer the Fund’s portfolio’s duration, the more sensitive it is to interest rate risk. The shorter the Fund’s portfolio’s duration, the less sensitive it is to interest rate risk. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the value of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average- weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and, therefore, have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry accepted valuation models.

Borrowing Money. The Fund may borrow money. In addition, as described more fully below under “Interfund Lending,” the Fund (provided applicable criteria are met) may borrow from certain other Funds in interfund lending transactions. If the Fund borrows money and experiences a decline in its NAV, the borrowing will increase the effect of its losses on the value of the Fund’s shares.

Cash Management Practices. The Fund receives cash as a result of investments in the Fund’s shares, from the sale of the Fund’s investments, and from any income or dividends generated by its portfolio

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investments and may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of dividends or redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objective, policies, and restrictions, however, the Fund also may invest in securities, such as exchange-traded funds (“ETFs”), or derivatives related to its cash balance. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, the Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner under normal circumstances.

Bank Loans. The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Accordingly, the Fund may invest in senior loans and other bank loans and loan interests. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. The loans the Fund generally invests in are originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (collectively, the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Purchasers of forms of direct indebtedness, such as senior loans and other bank loans, depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. In the event of non-payment of interest or principal, loans that are secured by collateral offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Lord Abbett believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. Requirements to obtain the consent of the borrower and/or Agent can delay or impede the Fund’s ability to sell loans and can adversely affect the price that can be obtained. As a result, it is possible the Fund may not receive the proceeds from a sale of a loan for a significant period of time, which may affect the

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Fund’s ability to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Prepayment. Senior loans may require or permit, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, is unpredictable. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced, and the Fund may decide to invest in lower yielding investments. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Assignments. An investor in senior loans typically purchases “Assignments” from the Agent or other Loan Investors and, by doing so, typically becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations. “Participations” in a Loan Investor’s portion of a senior loan typically will result in the investing Fund having a contractual relationship only with such Loan Investor, rather than with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

Revolving Credit Facility Loans. For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. The Fund generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit (L/C) term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Convertible Securities. Convertible securities are preferred stocks or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non-convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the

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conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Synthetic Convertible Securities. Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble those of a convertible security. A typical convertible security combines fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Contingent Convertible Securities (“CoCos”). CoCos are typically issued by non-U.S. issuers and are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health yet absorb losses when a pre-determined trigger event occurs. CoCos are either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. In addition, CoCos have no stated maturity and have fully discretionary coupons.

Credit Rating Agencies. Credit rating agencies are companies that assign credit ratings, which operate as a preliminary evaluation of the credit risk of a prospective debtor. Credit rating agencies include, but are not limited to, S&P, Moody’s, and Fitch. Credit ratings are provided by credit rating agencies that specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Credit ratings issued by these agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market risk and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only by Lord Abbett, the Fund’s investment adviser, as a preliminary indicator of investment quality. Lord Abbett may use any NRSRO when evaluating investment quality. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. More information on credit rating agency ratings is located in Appendix D.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest and typically must repay the amount borrowed at the maturity of the instrument. Debt securities include, but are not limited to, bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. A debt security is typically considered “investment grade” if it is rated BBB/Baa or higher by a rating agency or if Lord Abbett determines the security to be of comparable quality. For a discussion of the specific risks associated with debt securities not considered “investment grade,” please see “High-Yield or Lower-Rated Debt Securities” below.

Risks Affecting Debt Securities. Prices of debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, extension risk, and spread risk.

When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities typically declines. Investments in debt securities may face a heightened level of interest rate risk, especially because the Federal Reserve Board

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has begun to raise rates after a period of historically low rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, their prices are usually more sensitive to changes in interest rates and other factors.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. If the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of debt securities issued by that issuer may decline. Spread risk is the potential for the value of the Fund’s debt security investments to fall due to the widening of spreads. Debt securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for such greater credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the debt security before the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk often is associated with mortgage securities where the underlying mortgage loans can be refinanced, although it also can be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding debt securities. Extension risk is the chance that, during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk generally is low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Debt securities trade on an OTC basis in which parties buy and sell securities through bilateral transactions. While the total amount of assets invested in debt markets has grown in recent years, the capacity for traditional dealer counterparties to engage in debt trading has not kept pace and has decreased, in part due to regulations and capital requirements applicable to these entities. As a result, because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories has decreased liquidity and potentially could increase volatility in the debt markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Economic, political, and other events also may affect the prices of broad debt markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

The terms of investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund and may be used in other ways that affect the Fund’s investment performance. On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Regulators and market participants are working together to identify or develop a replacement rate. For instance, the U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined and may vary depending on factors that include, but are not limited to, existing fallback or termination provisions in individual contracts. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR

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based investments and reduce the effectiveness of new hedges placed against existing LIBOR based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and similar depositary receipts. ADRs typically are trust receipts issued by a U.S. bank or trust company or other financial institution (a “depositary”) that evidence an indirect interest in underlying securities issued by a foreign entity and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are listed and traded in the United States. GDRs typically are issued by non-U.S. banks or financial institutions (a “foreign depositary”) to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity and deposited with the foreign depositary. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. To the extent the Fund acquires depositary receipts through banks that do not have a contractual relationship to issue and service unsponsored depositary receipts with the foreign issuer of the underlying security underlying the depositary receipts, there is an increased possibility that the Fund will not become aware of, and, thus, be able to respond to, corporate actions such as stock splits or rights offerings involving the issuer in a timely manner. In addition, the lack of information may affect the accuracy of the valuation of such instruments. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in certain depositary receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the payment and delivery (“settlement”) period for purchases and sales.

Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Defaulted bonds and distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that the Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. The Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Even if the Fund invests in tax-exempt bonds, it may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to investors. In addition, any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original

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investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or to increase potential returns. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and other assets, and related indices. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward contracts, forward currency contracts, structured notes, swap agreements, and credit derivatives. Derivatives may provide a cheaper, quicker, or more efficient or specifically focused way for the Fund to invest or to hedge than “traditional” securities would. The Fund’s portfolio management team, however, may decide not to employ some or all of these strategies. Similarly, suitable derivatives transactions may not be available or available on the terms desired, and derivatives transactions may not perform as intended. There is no assurance that any derivatives strategy used by the Fund will succeed.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost or notional value would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The Fund’s notional derivatives exposure and/or the percentage of total investment exposure may be greater than the total value of its assets, which would have the result of leveraging the Fund.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments (or not correlated as expected), or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (referred to as “OTC derivatives”). OTC derivatives generally are less liquid than exchange-traded derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. In contrast, OTC derivatives are not guaranteed by a clearing agency and are therefore not subject to the same level of credit evaluation and regulatory oversight as are centrally cleared derivatives. Lord Abbett will consider the creditworthiness of counterparties to non-centrally cleared OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.

The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, the Fund may experience significant delays

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in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Such resolution regimes as well as other legislative and regulatory oversight of derivatives may result in increased uncertainty about counterparty credit risk, and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Asset Coverage. The Fund will be required to “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures (such as entering into offsetting transactions) to “cover” open positions with respect to certain kinds of derivatives. The amount and type of assets set aside will depend on the nature and type of the transaction, the Fund’s current and potential obligations under the transaction, and other factors considered by Lord Abbett, and may not equal the amount of the derivative’s full notional value. To the extent the Fund sets aside assets equal to only its net obligations under a derivative, the Fund may be employing leverage to a greater extent than if the Fund were to segregate assets equal to the full notional value of such transactions. The Fund reserves the right to modify its asset segregation policies in the future.

Regulatory and Market Considerations. New U.S. and non-U.S. rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions by, for example, making some types of derivatives no longer available to the Fund or making them less liquid. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, because the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other

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challenges simultaneously), there is no assurance that they will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

The SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. This may impact the Fund’s approach to asset segregation and coverage requirements described in this SAI.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in certain market factors, such as credit spreads, can cause a decline in the value of a security, loan, or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and, if no default occurs, with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund “writes” (sells) protection, it may be liable for the entire value of the security underlying the derivative. For more information about the Fund’s investments in credit default swaps, please see “Credit Default Swaps and Similar Instruments” below.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes, and any combination of futures, options, swaps, currency, and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Commodity-Related Investments. Commodity-related investments provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities include assets that have tangible properties, such as oil, metals, and agricultural products. Commodity-related investments include, for example, commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Commodity-related investments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Use of leveraged commodity-related investments creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and

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there can be no assurance that the Fund’s use of leverage will be successful. Tax considerations and position limits established by the commodities exchanges may limit the Fund’s ability to pursue investments in commodity-related investments.

Options Contracts on Securities and Securities Indices. The Fund may purchase call and put options and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. A closing purchase transaction is the purchase of a call option (at a cost that may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. European-style options only permit exercise on the exercise date. Options that are not exercised or closed out before their expiration date will expire worthless.

A “covered call option” written by the Fund is a call option with respect to which the Fund owns the underlying security. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised. However, the Fund also may realize a loss on the transaction greater than the premium received.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, trading halts, or suspensions in one or more options. Similar events, or events that may otherwise interfere with the timely execution of customers’ orders, may recur in the future. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or it otherwise covers its position.

The securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, Lord Abbett, and other funds advised by Lord Abbett may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Specific Options Transactions. Examples of the types of options the Fund may purchase and sell include call and put options in respect of specific securities (or groups or “baskets” of specific securities) such as U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies, or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

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The Fund may purchase and sell call and put options on foreign currencies. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. OTC options contracts (“OTC options”) differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. Because there is no exchange, pricing normally is done by reference to information from the counterparty or other market participants.

In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell the securities segregated to cover the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Foreign Currency Options. The Fund may enter into options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investments generally. Option markets may be closed while non-U.S. securities markets or round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The value of a foreign currency option depends on, among other factors, the value of the underlying currency, relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

There can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time before expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Yield Curve Options. Options on the yield spread or differential between two securities are commonly referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the

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holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding it to the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. As the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts increase the Fund’s risk exposure to the underlying references and their attendant risks, including but not limited to, credit, market, foreign currency and interest rate risks, while also exposing the Fund to correlation, counterparty, hedging, leverage, liquidity, pricing, and volatility risks.

Forward contracts generally involve the same characteristics and risks as futures contracts, except for several differences. Forward contracts are generally OTC contracts, meaning they are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date, which can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. In addition, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. As a result, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized terms available through any futures contract. Lastly, forward contracts, as two-party obligations for which there is no secondary market, involve additional counterparty credit risk that is not present with futures. For more information about forward currency contracts, please see “Foreign Currency Transactions” below.

Futures Contracts and Options on Futures Contracts. As discussed under “Cash Management Practices,” the Fund may buy and sell index futures contracts to manage cash. For example, the Fund may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

In addition to investing in futures for cash management purposes, the Fund may enter into futures and options on futures transactions in accordance with its investment objective and policies, for example, to hedge risk or to efficiently gain desired investment exposure. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference instrument at a specified price at a specified future date. In most cases, the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery. The Fund usually closes out a futures contract by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the obligation to make or take delivery of the underlying reference instrument. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In the United States, a clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Thus, each holder of such a futures contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.

When the Fund enters into a futures contract or writes an option, it generally must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, matures, or expires, the Fund will pay or receive additional “variation margin” depending on, among other factors, changes in the price of the underlying reference instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the

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Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and any gain in excess of the margin amount.

Although some futures contracts call for making or taking delivery of the underlying securities, commodities, or other assets, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, delivery month, and underlying security, asset, or index). Certain futures contracts may permit cash settlement. If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also incur transaction costs.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Futures contracts and options on futures contracts present substantial risks, including the following:

•	Unanticipated market movements may cause the Fund to experience substantial losses.

•	There may be an imperfect correlation between the change in the market value of the underlying reference instrument and the price of the futures contract.

•	The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

•	Because of low initial margin requirements, futures and options on futures trading involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

•	There may not be a liquid secondary trading market for a futures contract or related options, limiting the Fund’s ability to close out a contract when desired.

•	The clearinghouse on which a futures contract or option on a futures contract is traded or the clearing member through which the Fund maintains its futures positions may fail to perform its obligations.

Index and Interest Rate Futures Transactions. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, for example, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). However, if the market value of the portfolio were to increase, the

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Fund would lose money on the futures contracts. Stock index futures contracts are subject to the same risks as other futures contracts.

An interest rate future generally obligates the Fund to purchase or sell an amount of a specific debt security. Such purchase or sale will take place at a future date at a specific price established by the terms of the futures contract.

Participation Notes. Participation notes (“P-notes”), which are a type of structured note, are instruments that may be used by a Fund to provide exposure to equity or debt securities, currencies, or markets. P-notes are typically used when a direct investment in the underlying security is either unpermitted or restricted due to country-specific regulations or other restrictions. Generally, local banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. P-notes are similar to depositary receipts except that: (1) broker-dealers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.

The price, performance, and liquidity of the P-note are all linked directly to the underlying securities. If a P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate. The foreign investments risk associated with P-notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, P-notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

In addition to providing access to otherwise closed or restricted markets, P-notes also can provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. P-notes can offer greater liquidity in markets that restrict the ability of a Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Additionally, while P-notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-note will be willing to repurchase such instrument when a Fund wishes to sell it. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation and to the extent a P-note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities.

Swap Agreements. The Fund may enter into interest rate, equity index, credit default, currency, Consumer Price Index (“CPI”), total return, municipal default, and other types of swap agreements. The Fund may also enter into swaptions (options on swaps). A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies, or indices. The Fund may enter into OTC swap transactions and may also enter into swaps that are traded on exchanges and are subject to central clearing. OTC swaps are subject to the credit risk of the counterparty, as well as the risks associated with the swap itself.

Specific Types of Swaps.

Interest Rate Swaps. In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or adjust the duration of its bond portfolio.

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Credit Default Swaps and Similar Instruments. In a credit default swap, one party agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the specified bond or debt. In such transactions, the first party effectively acquires protection from default by the issuer. The Fund also may be the protection buyer or seller in a credit default swap. A credit default swap is a type of credit derivative. For more information about the Fund’s investments in credit derivatives, please see “Credit Derivatives” above.

Currency Swaps. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

CPI Swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments generally are based on a notional amount of principal. Some CPI swaps are on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The Fund also may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (e.g., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

Total Return Swaps. In a total return swap, the Fund may agree to make payments in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index, or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

Municipal Default Swaps. In a municipal default swap, the Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, the Fund also may invest in an index whose underlying (or reference) assets are municipal default swaps.

Swaptions. The Fund also may purchase and write options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed upon underlying swap if the option is exercised.

Interest Rate Caps, Floors, and Collars. The Fund also may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

Additional Risks Associated with Swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates, or market values, or its assessments of the credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because many of these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the

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risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to make exceeds the value of the payments that its counterparty is required to make. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis, except in those instances in which Lord Abbett is satisfied with the claims-paying ability of the counterparty without such collateral.

Future Developments. The Fund may take advantage of opportunities in options, futures contracts, options on futures contracts, and any other derivatives, including derivatives that are not presently contemplated for use by the Fund and derivatives that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Equity Securities. Equity securities generally represent equity or ownership interests in an issuer. These include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market, economic, and political conditions, as well as changes in inflation and consumer demand.

Common Stocks. Common stocks represent an ownership interest in a company. The prices of common stocks generally fluctuate more than the prices of other securities and reflect changes in, among other things, a company’s financial condition and in overall market, economic, and political conditions, changes in inflation, and consumer demand. A company’s common stock generally is a riskier investment than its fixed income securities, and it is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Initial Public Offering (“IPO”). The Fund may purchase securities of companies that are offered pursuant to an IPO. IPOs are typically new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. The Fund’s purchase of shares or bonds issued in IPOs also exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. The Fund may be limited in the quantity of IPO and secondary offering shares and bonds that it may buy at the offering price, or the Fund may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Master Limited Partnerships (“MLPs”). Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. These stocks represent an ownership interest and provide the holder with claims on the issuer’s earnings and assets, which generally come before common stockholders but after bond holders and other creditors. The obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer. Investments in preferred stock are also subject to market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

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Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of shares of common stock at a specified price, usually higher than the market price at the time of issuance, until a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before their stated expiration date, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

The Fund also may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies or may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent the Fund invests in such currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to the risks described under “Foreign and Emerging Market Company Risk” and/or “Foreign Currency Risk” in the applicable Fund’s prospectus, such as inflation, interest and taxation rates, budget deficits and low savings rates, political factors, and government control.

The Fund may engage in “spot” (cash or currency) transactions and also may use forward contracts. For more information about forward contracts, generally, please see “Forward Contracts” above. A forward contract on foreign currencies, which is also known as a forward currency contract, involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between financial institutions or other currency traders and their customers. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing, among others. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward currency contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. If the transaction went as planned, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

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The Fund also may use forward currency contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the former foreign currency. This investment practice generally is referred to as “cross-hedging” if two non- U.S. currencies are used. However, the Fund’s foreign currency transactions are not limited to transactions that involve a sale or purchase of a security.

The Fund may also enter into forward currency contracts that are contractually required to, or may, settle in cash, including non-deliverable forward currency contracts (“NDFs”). Cash-settled forward currency contracts, including NDFs, generally require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A forward contract generally requires the delivery of initial margin by the Fund. Forward currency contracts, including NDFs, typically have maturities of approximately one to three months but may have maturities of up to six months or more.

The precise matching of the forward currency contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.At or before the maturity date of a forward currency contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts. On the delivery date, a forward currency contract can be settled by physical delivery.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Foreign Securities. Investment in foreign securities may involve special risks that typically are not associated with investments in U.S. securities. Foreign investment risks may be greater in developing and emerging markets than in developed markets. The risks associated with foreign securities include, among other things, the following:

•	The prices of foreign securities may be adversely affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities, and changes
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in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the U.S. dollar value of the portfolio security. Currency exchange rates may fluctuate significantly over short periods of time, for a number of reasons.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•	Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•	Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers, and Funds investing in foreign securities may be affected by delayed settlements in some non-U.S. markets. Additionally, there may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies, and securities dealers than in the United States. Consequently, the investor protections that are in place may be less stringent than in the United States.

•	Foreign securities markets may have substantially less trading volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•	Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change materially on days an investor may not be able to purchase or redeem Fund shares. For information about “time zone arbitrage,” please see “Excessive Trading and Market Timing” in the prospectus.

•	With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability, diplomatic developments, or the imposition of economic sanctions, or other government restrictions that could adversely affect investments tied economically to those countries.

Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issues in another market, country or region.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. In addition, in March 2017, voters in the UK voted to leave the European Union (“EU”), creating economic and political uncertainty with respect to, among other things, the effects withdrawal will have on the Euro, European economies, and the global markets.

The foregoing is a general discussion of “Foreign Securities.” The Fund may define foreign securities (and emerging market securities) differently than other Funds for purposes of its investment restrictions. Please see the applicable Fund’s prospectus for more information.

Emerging Market Securities. The risks described above apply to an even greater extent to investments in emerging markets, which may be considered speculative. Emerging markets may develop unevenly or may never fully develop and are more likely to experience hyperinflation and currency devaluations, which may be sudden and significant. In addition, the securities and currencies of many of emerging market countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

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Securities and issuers in emerging countries tend to be subject to less extensive and frequent accounting, financial, and other reporting requirements than securities and issuers in more developed countries. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Further, investing in securities of issuers located in certain emerging market countries may present a greater risk of loss resulting from problems in security registration and custody.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation, and nationalization of assets and securities. Certain emerging market countries also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious, and racial conflicts, and the imposition of economic sanctions or other measures by the United States or other governments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of their currencies. If a company’s economic fortunes are linked to emerging markets, then a security it issues generally will be subject to these risks even if the security is principally traded on a non-emerging market exchange.

High-Yield or Lower-Rated Debt Securities. Debt securities are typically considered “non-investment grade” (also referred to as “high-yield debt securities,” “lower-rated debt securities,” or “junk bonds”) if they are rated BB/Ba or lower by a rating agency (or unrated by rating agencies but determined by Lord Abbett, the Funds’ investment adviser, to be of comparable quality). Non-investment grade debt securities may pay a higher yield, but entail greater risks, than investment grade debt securities, and are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes;

•	are susceptible to negative perceptions of the junk markets generally; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds.

The risk of loss from default for the holders of high-yield debt securities is significantly greater than is the case for holders of other debt securities because such high-yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. If an issuer of high-yield securities in which the Fund is invested defaults, the Fund may incur additional expenses to seek recovery. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue for such securities. Even if such securities are held to maturity, the Fund’s recovery of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities that are subsequently written off, even though the Fund has not received any cash payments of such interest.

Because the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic

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conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will, in fact, be reduced and that losses will not occur.

The secondary market for high-yield debt securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities generally is lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of lower-rated securities in its portfolio. Legislative and regulatory developments such as those discussed under “Debt Securities” above have adversely affected the secondary market for high-yield debt securities and the financial condition of issuers of these securities.

High-yield debt securities also present risks based on payment expectations. High-yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors.

Factors having an adverse impact on the market value of high-yield securities will have an adverse effect on the Fund’s NAV to the extent the Fund holds such investments. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high-yield securities.

Illiquid Securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the security.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities (if needed), and prevailing supply and demand conditions.

The Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. In this event, illiquid securities would become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

In October 2016, the SEC adopted a liquidity risk management rule that will require all Funds except Money Market Fund to establish liquidity risk management programs. The impact the rule will have on the Funds, and on the open-end fund industry in general, is not fully known, but the rule could impact the Funds’ performances and their abilities to achieve their investment objective(s).

144A Securities. The Fund also may invest in illiquid securities that are governed by Rule 144A under the 1933 Act. These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. 144A Securities may be treated as liquid under procedures approved by the Board of the Fund. 144A securities may be illiquid or hard to value.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S.

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Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation- adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other Funds in the Lord Abbett Funds. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. Currently, under an SEC exemptive order permitting the Fund to participate in an interfund lending program, the Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Lord Abbett Funds in an amount up to 15% of its net assets at the time of the loan (including lending up to 5% of its net assets to any single Lord Abbett Fund) and (2) borrow money from other Lord Abbett Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the

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interfund borrowing total 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. The Fund also is required to secure an interfund loan if it has outstanding secured borrowings from other sources at the time the loan is requested.

Any loan made through the interfund lending program always would be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Lord Abbett are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act and the rules thereunder, the Fund may invest in other investment companies, including, but not limited to, money market funds, ETFs, closed-end funds, and other pooled vehicles. (Each Fund (other than the Funds-of- Funds), however, may not invest in other funds in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.) These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. (However, pursuant to certain SEC rules, these percentage limitations do not apply to the Fund’s investments in certain registered money market funds.) The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes designed to streamline and enhance the regulatory framework for fund-of-funds arrangements. These regulatory changes may impact the Fund’s ability to invest in other investment companies or pooled investment vehicles.

Exchange-Traded Funds. ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. A “passive” investing strategy may have the potential to increase security price correlations and volatility. As “passive” strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if and to the extent more money is invested through passive strategies. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index).

Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their

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proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Other Risks. The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized to make such foreign investments. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities and, thus, do not need to maintain liquidity to meet daily shareholder redemptions, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to increased liquidity risk.

Leverage. Consistent with its investment objectives and policies, a Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements, credit default swaps, when-issued, delayed delivery and forward commitment transactions, dollar rolls, borrowings, such as through bank loans, loans of portfolio securities, and derivatives. A Fund’s use of short sales also may give rise to forms of leverage.

Leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, interest and other leverage-related expenses are ultimately borne by a Fund’s shareholders and result in a reduction of the net asset value of the Fund’s shares. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its related obligations, among other reasons.

Market Risk. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based on inclusion and representation in an index, securities prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities.

Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income or debt securities. The timing and level of prepayments is unpredictable. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates. Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than

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the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments should increase current income and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, with the result that the average life of mortgage pass-through securities held by the Fund may be lengthened (maturity extension risk). This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the price and yield volatility of mortgage- related securities held by the Fund. In the past, in certain market environments, the value and liquidity of many mortgage pass-through securities declined sharply. There can be no assurance that such declines will not recur. Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk, and liquidity risk. These risks may be even higher with mortgage pass-through securities supported by subprime mortgages.

Guarantors of Mortgage-Backed Securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include Fannie Mae and Freddie Mac. Both are government sponsored corporations owned entirely by private stockholders. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these arrangements will continue, and it is possible that these entities will not have the funds to meet their payment obligations in the future. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the liquidity and value of the Fund’s portfolio. Government-related guarantors may also issue Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Private Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they are not guaranteed by any government or agency. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Such insurance and

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guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place another qualifying mortgage loan. Such a repurchase or substitution obligation may constitute the sole remedy available for the material breach of any such representation or warranty by the seller or servicer. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. These securities may be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass-through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

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New types of CMO tranches have evolved and will likely continue to evolve. For example, CMOs may include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. They are typically not backed by any government or government agency or instrumentality.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage dollar rolls are instruments in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

The Fund is generally subject to the risks associated with the purchased security, such as credit risk and interest rate risk. In addition, if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon Lord Abbett’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

To Be Announced (“TBA”) Sale or Purchase Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial

Part II 2-27

banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Other Asset-Backed Securities. The Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Credit-Linked Notes (“CLNs”). The Fund may invest in CLNs. CLNs are a type of structured note. For more information about the Fund’s investments in structured notes, generally, please see “Structured Notes” below. CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

The Fund has the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount equivalent to the recovery rate. The Fund also is exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a reference security defaults or suffers certain other applicable declines in credit quality, the Fund may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in

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liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Other Collateralized Obligations. In addition to the collateralized obligations described above, the Fund may invest in collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”).

A CLO is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this SAI and in the prospectus, CLOs carry additional risks including but not limited to the following:

•	Subordination and Risk of Default: Lower tranche CLOs provide subordination and enhancement to higher tranches, and, therefore, lower tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the lower tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the highest tranche and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to CLO collateral can trigger an event of default under the terms of the CLO structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the CLO, which may be at a loss.

•	Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund invests will change, and will do so without transparency. Therefore, the Fund’s investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

•	Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.

•	Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, the Fund may characterize investments in CLOs as illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, the Fund may deem such securities to be liquid.

•	Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

•	Prepayment Risk: CLO securities may pay earlier than expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

•	Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.
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A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities.

Other Risks of Mortgage-Backed and Asset-Backed Securities. Mortgage-backed, mortgage-related, and other asset-backed securities are subject to risks in addition to those described above. These securities are often extremely complex and their documentation may be unclear, ambiguous, or poorly understood, which could lead to a misunderstanding or incorrect application of the securities’ terms, and may also lead to disputes. More junior securities are often illiquid and hard to value, and even senior securities may become so during periods of market stress or if there are issues relating to the underlying collateral. Regulatory issues relating to the underlying collateral may have unforeseen effects on the value of the securities and may cause them to decrease in value. In addition, servicers or trustees may not always act in the best interests of the holders of securities or of certain tranches of securities.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, Puerto Rico, Guam, and their political subdivisions, agencies, and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used, for example, to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, substantial limitations were imposed on new issues of municipal bonds to finance privately operated facilities. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might have a negative impact on the value of those bonds.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue bond may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit, or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including, for example, commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

Other examples of municipal bonds include municipal leases, certificates of participation, and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral

Part II 2-30

commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation, and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses.

Tender Option Bonds. The Fund may invest in trust certificates issued in tender option bond programs. Tender option bonds are trust investments that create leverage by borrowing from third party investors to invest in municipal bonds. In a tender option bond transaction, a tender option bond trust issues a floating rate certificate (“TOB Floater”), which is a short-term security, and a residual interest certificate (“TOB Residual”), which is a longer-term security. Using the proceeds of such issuance, the tender option bond trust purchases a fixed rate municipal bond. The TOB Floater is generally issued to a third party investor (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the fixed rate municipal bond. The Fund may invest in TOB Floaters and/or TOB Residuals.

The TOB Residual may be less liquid than other comparable municipal bonds. Generally, the TOB Residual holder bears the underlying fixed rate bond’s investment risk. The holder also benefits from any appreciation in the value of the underlying fixed rate bond. Investments in a TOB Residual will typically involve greater risk than investments in fixed rate bonds.

An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and, thus, will not be entitled to treat such interest as exempt from federal income tax.

Additional Risks of Municipal Bonds. Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and, thus, the value of the Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and, therefore, the value of the Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Municipal bonds may be illiquid or hard to value, especially in periods of economic stress.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds at the time intended and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for the Fund and lower investment performance.

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The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal bonds with the same maturity, coupon, and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Credit Enhancements. Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Fund will have any credit enhancements. Lines of credit are issued by a third party, usually a bank, to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which usually is purchased by the bond issuer from a private, nongovernmental insurance company, guarantees that the insured bond’s principal and interest will be paid when due. Neither insurance nor a line of credit guarantees the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. There is no assurance that a municipal bond insurer or line of credit provider will pay a claim or meet the obligations. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA usually are subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Non-U.S. Government and Supranational Debt Securities. Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

•	fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;

•	fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;

•	interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

•	Brady Bonds (which are described below);

•	participations in loans between non-U.S. (including emerging market) governments and financial institutions; and

•	fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

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Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Cash/Short-Term Instruments and Money Market Investments. Cash/short-term instruments and money market investments include bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper, repurchase agreements, and other short-term corporate debt securities. For more information about bank certificates of deposit, time deposits, bankers’ acceptances, and commercial paper, please see “Temporary Defensive Investments (all Funds except Money Market Fund)” below. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial

Part II 2-33

condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. A repurchase agreement is a transaction by which the Fund acquires a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically, a bank or securities dealer) at an agreed upon date on an agreed upon price, which represents the Fund’s cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash, investment grade debt securities, asset-backed securities, municipal bonds, foreign sovereign debt, or U.S. Government Securities (as defined in Section 2(a)(16) of the 1940 Act) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, the Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment adviser, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration.

Securities Lending. Each Fund, other than Lord Abbett Inflation Focused Fund, may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. Each Fund may recall a loaned security in order to sell

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the security. Each Fund also may recall a loaned security in order to exercise its voting rights, if the holders of the securities are asked to vote upon or consent to matters that Lord Abbett believes materially affect the investment. The risks in lending portfolio securities include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If the loaned securities are not available to a Fund on a timely basis, the Fund may lose the opportunity to sell the securities at a desirable price or the Fund’s ability to vote the securities may be impaired. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Securities loans are made to broker-dealers and other institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations as may be permitted under each Fund’s securities lending program at least equal at all times to 100% of the market value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. Such Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Because a Fund’s obligation to return the collateral does not change even if the securities in which the collateral is invested decline in value, the Fund bears the risk of any loss on the investment of the collateral. Any such loss may exceed, potentially by a substantial amount, any profit to a Fund from its securities lending activities. Each Fund may pay fees in connection with arranging loans of its portfolio securities.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. This is commonly referred to as a “short sale against the box.” The Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. The Fund may not engage in any other type of short selling. This restriction does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other security futures, and/or forward currency contracts for bona fide hedging or cash management purposes or to pursue risk management strategies.

Structured Notes and Other Hybrid Instruments. The Fund may invest in structured notes and other hybrid instruments to pursue a variety of investment strategies, including currency hedging, duration management, and increased total return.

Structured Notes. Structured notes are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices, or other financial indicators (the “Reference Instrument”), or the relative change in two or more Reference Instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Instrument(s). Structured notes may be positively or negatively indexed, so the appreciation of the Reference Instrument may produce an increase or decrease in the interest rate or value of the security at maturity. The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. For example, the terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may present additional risks that are different from those associated with a direct investment in fixed income or equity securities because the investor bears the risk of the Reference Instrument(s). For example, structured notes may be more volatile, less liquid, and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structures notes could lose more than the principal amount invested. CLNs are a type of structured note. For more information about the Fund’s investments in CLNs, please see “Credit-Linked Notes (“CLNs”)” above.

Other Hybrid Instruments. Hybrid instruments include indexed or structured instruments, combining the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion or all of its interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by changes in the applicable Reference Instrument(s). As with other derivatives, the value of a hybrid instrument may be a multiple of a Reference Instrument and, as a result, may be leveraged and move (up

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or down) more steeply and rapidly than the Reference Instrument. These Reference Instruments may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. A hybrid instrument may not bear interest or pay dividends, and under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional stock or bond. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Fund.

U.S. Government Securities. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. For more information, please see the “Guarantors of Mortgage-Backed Securities” above and the “Securities of Government Sponsored Enterprises” section below.

Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government sponsored enterprise and backed by mortgages or other instruments with prepayment or call features, rising interest rates may cause prepayments to occur at a slower-than-expected rate, reducing the security’s value. In contrast, falling interest rates may cause prepayments to occur at a faster-than-expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on

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exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund also generally is required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. The Fund generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before the commitment’s settlement date.

The Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds. Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

Temporary Defensive Investments (all Funds except Money Market Fund). As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. Temporary defensive securities include:

•	Short-Term Taxable Securities. The Fund may invest in bonds, the interest on which is subject to federal income tax, and the Fund may be exempt from its state’s (if applicable) and, in the case of Lord Abbett New York Tax-Free Income Fund, New York City’s personal income tax.

•	U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government, its agencies, or government sponsored enterprises, including Treasury
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bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

•	Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•	Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•	Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer, or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

•	Comparable foreign fixed income securities.

Temporary Defensive Investments (Money Market Fund only). As described in the prospectus, the Fund may temporarily invest all or substantially all of its assets in cash to respond to adverse economic, market, or other unfavorable conditions, to meet regulatory liquidity requirements, to accommodate unusually large cash inflows, to satisfy redemption requests, or under other unusual circumstances.

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3.
DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Funds is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from the selective disclosure of portfolio holdings and prevent potential misuse of such information. The Funds’ policies and procedures governing these arrangements may be modified at any time with material amendments requiring the approval of the Board. The Funds’ portfolio holdings disclosure policies and procedures are attached to this SAI as Appendix A.

Fund Portfolio Information Recipients. The Funds may disclose portfolio holdings to certain third parties when the disclosure of portfolio holdings is determined to be warranted by a legitimate business purpose. In these situations, the Funds will take appropriate precautions designed to safeguard the confidentiality of this information and prevent potential misuse of such information. Attached to this SAI as Appendix B is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described in the Funds’ portfolio holdings disclosure policies and procedures.

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4.
MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Lord Abbett Fund, in accordance with the laws of the States of Delaware or Maryland, as applicable. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in each Funds’ annual or semiannual report to shareholders, the Board also approves an investment adviser to each Fund and monitors the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board Member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in each Lord Abbett Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

For information on compensation paid to the Board Members, please see the “Board Members” section of Part I.

Board Leadership Structure

The Board currently has eleven Board Members, ten of whom are Independent Board Members. James L.L. Tullis, an Independent Board Member, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Tullis’ long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets six times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Board Members. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

Board Members

The following individuals are Board Members of each Lord Abbett Fund. Unless otherwise indicated, the address of each Interested Board Member is Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, and the address of each Independent Board Member is Lord, Abbett & Co. LLC, c/o Legal Dept., 90 Hudson Street, Jersey City, NJ 07302.

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey (1955)	Board Member	2011	None	None
Julie A. Hill (1946)	Board Member	2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of Anthem, Inc., a health benefits company (since 1994).
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Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Kathleen M. Lutito (1963)	Board Member	2017	President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006).	None
James M. McTaggart (1947)	Board Member	2012	Independent management advisor and consultant (since 2012).	Blyth, Inc., a home products company (2004-2015).
Charles O. Prince (1950)	Board Member	2019	None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).	Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).
Karla M. Rabusch (1959)	Board Member	2017	President and Director of Wells Fargo Funds Management, LLC (2003 -2017); President of Wells Fargo Funds (2003-2016).	None
Lorin Patrick Taylor Radtke (1968)	Board Member	2021	Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.	Currently serves as director of Assured Guaranty (2021– Present).
Leah Song Richardson (1966)	Board Member	2021	President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine –. School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).	None
Part II 4-2

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Mark A. Schmid (1959)	Board Member	2016	Vice President and Chief Investment Officer of the University of Chicago (since 2009).	None
James L.L. Tullis (1947)	Chairman (since 2017) and Board Member	2006	Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990-2016).	Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore Inc. (since 2018), and Exagen Inc. (since 2019).
Interested Board Member
Douglas B. Sieg (1969)	Board Member	2016	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.	None

Officers

No officer listed below has received compensation from the Funds. All officers of the Funds also may be officers of the other Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	All Lord Abbett Funds	2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	All Lord Abbett Funds	2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Pamela P. Chen (1978)	Vice President and Assistant Secretary Privacy Officer	All Lord Abbett Funds All Lord Abbett Funds	2018 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).
Part II 4-3

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
John T. Fitzgerald (1975)	Vice President and Assistant Secretary	All Lord Abbett Funds	2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005-2018).
Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	All Lord Abbett Funds All Lord Abbett Funds	2020 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	All Lord Abbett Funds	2016	Counsel, joined Lord Abbett in 2015.
Joseph M. McGill (1962)	Chief Compliance Officer	All Lord Abbett Funds	2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	All Lord Abbett Funds	2018	Counsel, joined Lord Abbett in 2016.
Lawrence B. Stoller (1963)	Vice President and Secretary Chief Legal Officer	All Lord Abbett Funds All Lord Abbett Funds	2007 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Qualifications of Board Members

The individual qualifications of each Board Member are noted below. These qualifications, along with the experience noted above under “Board Members,” led to the conclusion that each Board Member should serve as a Board Member for the Funds. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each existing Board Member and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Reputation for integrity, honesty, and high ethical standards;

•	Skills in disciplines deemed by the Nominating and Governance Committee to be relevant to the role of Independent Board Member, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

•	Understanding and appreciation of the important role occupied by an Independent Board Member in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision-making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Board Members;

•	Desire and availability to serve as an Independent Board Member for a substantial period of time;
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•	Absence of conflicts that would interfere with qualifying as an Independent Board Member; and

•	Diversity of background.

Independent Board Members:

•	Evelyn E. Guernsey. Board tenure with the Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Julie A. Hill. Board tenure with the Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•	Kathleen M. Lutito. Board tenure with the Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•	James M. McTaggart. Board tenure with the Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	Charles O. Prince. Board tenure with the Funds (since 2019), financial services industry experience, chief executive officer experience, legal and regulatory experience, entrepreneurial background, corporate governance experience.

•	Karla M. Rabusch. Board tenure with the Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

•	Lorin Patrick Taylor Radtke. Board tenure with the Funds (since 2021), financial services industry experience, entrepreneurial background, corporate governance experience, legal and regulatory experience, technology experience, marketing experience, and civic/community involvement.

•	Leah Song Richardson. Board tenure with the Funds (since 2021), chief executive officer experience, legal and regulatory experience, service in academia, strategic budgeting experience, fiduciary responsibility experience, and civic/community involvement.

•	Mark A. Schmid. Board tenure with the Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

•	James L.L. Tullis. Board tenure with the Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Interested Board Member:

•	Douglas B. Sieg. Board tenure with the Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, the Contract Committee, and the Compensation Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

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Committee	Committee Members	Description
Audit Committee	Evelyn E. Guernsey James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid	The Audit Committee is comprised solely of Independent Board Members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.
Proxy Committee	Julie A. Hill Kathleen M. Lutito James L.L. Tullis	The Proxy Committee is comprised of at least two Independent Board Members, and also may include one or more Board Members who are partners or employees of Lord Abbett. Currently, the Proxy Committee is comprised solely of Independent Board Members. The Proxy Committee (i) monitors the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluates the policies of Lord Abbett in voting securities; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
Nominating and Governance Committee	James L.L. Tullis Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid	The Nominating and Governance Committee is comprised of all Independent Board Members. Among other things, the Nominating and Governance Committee is responsible for evaluating and nominating individuals to serve as Independent Board Members and as committee members. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Board Member. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.
Contract Committee	James L.L. Tullis Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid	The Contract Committee is comprised of all Independent Board Members. The Contract Committee conducts much of the factual inquiry undertaken by the Board Members in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and the Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.
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Committee	Committee Members	Description
Compensation Committee	James M. McTaggart Evelyn E. Guernsey Julie A. Hill Kathleen M. Lutito Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid James L.L. Tullis	The Compensation Committee is comprised of all Independent Board Members. The Compensation Committee is responsible for periodically reviewing Board Member compensation.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee meets regularly with the Funds’ portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond Lord Abbett’s and/or a service provider’s control and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett or a service provider, as applicable, develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member(s) should write the Funds directed to the attention of the Secretary of the Funds, at 90 Hudson Street, Jersey City, New Jersey 07302. Communications to the Board must be signed by the shareholder and must specify (1) the shareholder’s name and address, (2) the Fund(s) in which the shareholder owns shares, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

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Code of Ethics

The directors, trustees, and officers of the Funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Lord Abbett Funds’, Lord Abbett’s, and the Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the 1940 Act. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Funds. The Code of Ethics also includes certain requirements imposed by the 1940 Act that are applicable to the Independent Board Members of each Lord Abbett Fund.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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5.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

Investment Adviser

As described under “Management and Organization of the Funds” in each Fund’s prospectus, Lord Abbett is each Fund’s investment adviser.

Exclusion From Definition of CPO. Lord Abbett has filed notices to claim an exclusion from the definition of the term CPO under the CEA for each of the Funds, other than Inflation Focused Fund, and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. Lord Abbett is subject to registration and regulation as a CPO with regard to Inflation Focused Fund.

Please see the “Investment Advisory and Other Services, Fees, and Expenses” section of Part I for more information on expenses and fees paid by the Funds.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, each Fund pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares of a Fund based upon the relative proportion of each Fund’s net assets represented by that class.

Distributor

The Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds. Each Lord Abbett Fund, on behalf of its Funds, has entered into a Distribution Agreement with the Distributor, under which the Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

Rule 12b-1 Plan

Each Fund, except Series Fund, has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for all of the Funds’ share classes except Class F3, I, R5, and R6. The principal features of the Rule 12b-1 Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Rule 12b-1 Plan is a compensation plan, allowing each applicable class to pay a fixed fee to the Distributor that may be more or less than the expenses the Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from the Distributor hereunder and encouraging shareholder accounts to remain invested in the shares; and (c) otherwise rendering services to the Funds, including paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling shares. In adopting the Rule 12b-1 Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Rule 12b-1 Plan, each applicable class compensates the Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. The Distributor also uses amounts received under the Rule 12b-1 Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases, and exchanges and (ii) their assistance in distributing shares of the Funds.

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The following table shows the maximum payments for each Fund that may be authorized by the Board pursuant to the Rule 12b-1 Plan. However, pursuant to the Rule 12b-1 Plan, the Board shall from time to time determine the actual amounts, subject to the maximum amounts described in the table, that a Fund may pay the Distributor. Information on the level of payments authorized by the Board under the Rule 12b-1 Plan for each Fund is available in each Fund’s prospectus. All Class C shareholders of a Fund will bear fees under a Rule 12b-1 Plan at the same blended rate, regardless of how long they hold their particular shares. The Rule 12b-1 Plan does not permit any payments for Class F3, I, R5, or R6 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

	Maximum Payments for Each Fund except Money Market Fund	Maximum Payments for Money Market Fund
Class A	0.50%	0.15%
Class A1[1]	0.25%	N/A
Class C	1.00%	1.00%
Class F	1.00%	N/A
Class P	0.75%	N/A
Class R2	1.00%	N/A
Class R3	1.00%	N/A
Class R4	0.50%	N/A
[1] Share class only offered by Ultra Short Bond Fund.

The Rule 12b-1 Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Rule 12b-1 Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Rule 12b-1 Plan should be continued. The Rule 12b-1 Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan. As long as the Rule 12b-1 Plan is in effect, the selection or nomination of Independent Board Members is committed to the discretion of the Independent Board Members.

Mr. Sieg is the Managing Member of Lord Abbett, which is the sole member of the Distributor, and as such is deemed to have a financial interest in the Rule 12b-1 Plan.

Payments made pursuant to the Rule 12b-1 Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Rule 12b-1 Plan terminates automatically if it is assigned. In addition, the Rule 12b-1 Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Board Members (excluding any Independent Board Member who has a direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan) or by vote of a majority of the outstanding voting securities of the applicable class

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is each Fund’s custodian. The Custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The Custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the 1940 Act, the

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Board has approved arrangements permitting each Fund’s foreign assets not held by the Custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, the Custodian performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to an Agency Agreement.

Independent Registered Public Accounting Firm

[_______________________________], is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Board to continue in such capacity. [_______________________________] performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual reports to shareholders.

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6.
PORTFOLIO MANAGERS

The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector, and macroeconomic research and analysis. Please see “Portfolio Manager Information” in Part I for names of the portfolio managers, other accounts managed, and their holdings.

The table in the “Portfolio Management Information – Other Accounts Managed” section of Part I sets forth the following for each Fund as of the date indicated (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories, a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account, if applicable.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table in “Portfolio Management Information – Other Accounts Managed” in Part I. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis

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versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Holdings of Portfolio Managers

The “Portfolio Manager Information – Holdings of Portfolio Managers” section of Part I includes a table that indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of the date indicated. The table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

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7.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for a Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service, and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute a transaction. Normally, traders who are employees of Lord Abbett select broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions, and individuals. To the extent permitted by law, a Fund may purchase from or sell to another Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators. A Fund’s selection of broker-dealers is subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”), if applicable.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, a Fund pays no brokerage commission, but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, a small number of markets continue to be subject to a non-negotiable schedule of minimum rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission, and a Fund’s purchase price may include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to a Fund and the other accounts Lord Abbett manages.

Lord Abbett continuously seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund. In evaluating the reasonableness of

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commission rates, Lord Abbett may consider any or all of the following: (a) the services listed above; (b) rates quoted by broker-dealers; (c) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (d) the complexity of a particular transaction in terms of both execution and settlement; (e) the level and type of business done with a particular firm over a period of time; (f) the extent to which the broker-dealer has capital at risk in the transaction; (g) historical commission rates; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro rata). In certain situations, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are not available in fixed income strategies, as well as for other reasons. Non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Funds and non-directed, unrestricted, individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts, or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Funds and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions in the same order as when transactions are communicated to the trading desk at or about the same time.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services

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received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice relating to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, attendance at conferences, and meetings with company representatives. The provisions of MiFID II may limit the ability of Lord Abbett to pay for research services using soft dollars in various circumstances, if applicable.

Research Services. Lord Abbett has entered into “Client Commission Arrangements” with a number of broker-dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information concerning particular companies and securities, as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. Broker-dealers typically make proprietary research available to investment advisers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment advisers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts that Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its

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own staff, or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will, at times, select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable Client Commission Arrangements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars, regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments relating to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

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From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers to provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Client Commission Arrangement to pay a research provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Client Commission Arrangement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Funds, provided that Lord Abbett does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions, and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Client Commission Arrangement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution, notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Client Commission Arrangements generally do not apply to fixed income transactions. The fixed income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed income accounts, including Money Market Fund, will benefit from,

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or be “cross-subsidized” by, Research Services received by Lord Abbett through soft dollars, even though some fixed income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

Some fixed income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed income investment team also will obtain Research Services directly using soft dollars.

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8.
CLASSES OF SHARES

Each Fund offers investors different classes of shares, which are described in each Fund’s prospectus and SAI. The different classes of shares of each Fund represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in the relevant Fund’s prospectus to determine which class represents the best investment option for their particular situations.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described in the prospectus and this SAI. Additional classes or funds may be added in the future. The 1940 Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of board members from the separate voting requirements.

Investment Trust, Securities Trust, and Trust I (each, a “Trust” and collectively, the “Trusts”) only:

Each Trust is a Delaware statutory trust. The Trusts are not required to hold shareholder meetings each year. However, as stated in each Trust’s Declaration, shareholder meetings may be called at any time by certain officers of the Trust, the Chairman of the Board, or by a majority of the Board, to let shareholders take action on the following:

•	a matter that requires the approval or authorization of shareholders as provided for in the Trust’s Declaration;

•	a matter that requires shareholder approval or authorization under the 1940 Act or other applicable law, regulation, or SEC or state order; or

•	other matters determined to be necessary or desirable.

In addition, under each of Investment Trust’s and Securities Trust’s Declaration, special shareholder meetings may also be called upon the written request from shareholders who hold at least 25% of the outstanding shares of the Trust that would be entitled to vote at the special shareholder meeting.

Investment Trust and Securities Trust. Under each Declaration, the Board may, without shareholder approval, merge or consolidate the Trust into, or sell and convey some or all of, the Trust’s assets to one or more other entities, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement. The Board may also, without shareholder approval, incorporate the Trust under Delaware law. Further, the Board may, without shareholder approval, cause the Trust to organize a new entity, in which the Trust will have an interest, to take over some or all of the Trust’s property or carry on the Trust’s business.

Shareholders owning 50% or more of the then outstanding shares of the applicable Trust may bring derivative actions on behalf of the Trust, provided that the shareholders have requested that the Board take such action and the Board failed or refused to act for at least 60 days.

Trust I. Under the Declaration, the Board may, without shareholder approval, cause the Trust or any series or class to convert into or merge, reorganize or consolidate with or into one or more entities. The

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Board may also, without shareholder approval, cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States. Further, the Board may, without shareholder approval, sell or convey all or substantially all of the assets of the Trust or any series or class to another entity for adequate consideration.

Shareholders owning 10% or more of the then outstanding shares of a series or class of the Trust may bring derivative actions on behalf of the Trust with respect to such series or class, provided that the shareholders have requested that the Board take such action and the Board failed or refused to act for a reasonable amount of time.

Shareholder Liability. Delaware law provides that each Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. However, this protection is not guaranteed. The courts of some states may decline to apply Delaware law on this point, which could result in different limitations of personal liability for shareholders. Each of the Investment Trust and Securities Trust Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. In addition, each Declaration requires that each agreement that the Trust enters into includes a disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. Further, each of the Investment Trust and Securities Trust Declaration indemnifies any shareholder or former shareholder held personally liable for the obligations of the Trust. The Trust I Declaration states that each shareholder of the Trust and of each series or class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund (each, a “Company” and collectively, the “Companies”) only:

Each Company is incorporated under Maryland law. Each Company’s By-Laws provide that no annual shareholder meetings will be held except under the following circumstances:

•	the Company’s shareholders are required by the 1940 Act to vote on the election of directors;

•	the majority of the Board requests a meeting; or

•	upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

Each Company’s By-Laws provide that a special shareholder meeting may be called for any purpose. A special meeting will be held under the following circumstances:

•	upon the request of the Chairman of the Board or the President or by a majority of the Board; or

•	upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

The following sections apply to all Funds, as applicable:

The Funds offer investors different classes of shares. Each Fund’s prospectus and SAI describes the classes of shares the Fund currently offers and each class’ availability to investors. Presently, the Funds, with the exception of Series Fund, may offer Class A, C, F, F3, I, P, R2, R3, R4, R5, and R6 shares. Additionally, Ultra Short Bond Fund may offer Class A1 shares. Series Fund has two classes of shares, the Variable Contract Class (VC Shares) and Pension Class, though the Pension Class is not currently offered. More information on the various classes of shares offered by each Fund is available in the Fund’s prospectus and on the cover page of this SAI. Below is additional information on certain share classes offered by the Funds, though, as stated, each Fund may not offer each share class.

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Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 Shares. Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 shares of each Fund are subject to the applicable sales charge (if any), fees, expenses, reductions and waivers described in each Fund’s prospectus.

Conversions of Class C Shares. Class C shares will convert automatically into Class A shares eight years after the date of purchase. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. Class C shares held through a financial intermediary will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Class P Shares. Class P shares of each Fund are subject to the applicable fees, expenses, reductions, and waivers described in each Fund’s prospectus. For Funds that offer Class P shares, Class P shares are closed to substantially all new investors and are offered only on a limited basis as described in the applicable Fund’s prospectus. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases.

Class VC Shares. Class VC shares are not offered directly to the public. Rather, Class VC shares of the Funds currently are offered only to separate accounts of certain insurance companies. Class VC shares are subject to the applicable fees, expenses, reductions, and waivers described in the applicable Fund’s prospectus. Class VC shares are not subject to a CDSC.

The following sections do not apply to Series Fund:

CDSC. A CDSC applies upon early redemption of shares for certain classes. The classes of shares of each Fund that are subject to a CDSC (if any) are described in the applicable Fund’s prospectus. A CDSC (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A or A1 shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price. The applicability and amount and nature of a CDSC, as it applies to a Fund’s Class A, A1, or C shares, is described in the applicable Fund’s prospectus. See the applicable Fund’s prospectus for more information.

Eligible Mandatory Distributions. If Class A or C shares represent a part of an individual’s total individual retirement account (“IRA”) or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. There is no CDSC charged on Class F, F3, I, P, R2, R3, R4, R5, or R6 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction-based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

A CDSC will not be imposed at the time of certain transfers or for certain transactions. See the applicable Fund’s prospectus for information about the transfers and transactions for which sales charge reductions or waivers may apply. In the case of Class A or A1 shares, the CDSC is received by the Distributor and is intended to reimburse all or a portion of the amount paid by the Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term

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shareholder account in the Funds. In the case of Class C shares, the CDSC is received by the Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class C shares before the Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class C shares Distribution Fee.

In no event will the percentage used to calculate CDSCs for Class A, A1, and C shares (as described in each Fund’s prospectus, when applicable) exceed the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A or A1 shares, (ii) that percentage of each share redeemed, in the case of Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Fund paid fees under a Rule 12b-1 Plan, or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one year anniversary of the original purchase falls (in the case of Class A shares), (b) until the first day of the month in which the eighteen month anniversary of the original purchase falls (in the case of Class A1 shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs. Certain share classes of the Funds may be offered as investment options in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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9.
PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Pricing of Fund Shares. Information concerning how Fund shares are valued and the method for determining the public offering price is contained in the applicable Fund’s prospectus.

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

The Funds’ fair value policies and procedures and valuation practices may be subject to change as a result of the new Rule 2a-5 under the 1940 Act.

The following paragraphs do not apply to Money Market Fund:

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the market closing price on the exchange or system on which they are principally traded on the valuation date. If there is no trading on the principal exchange or system on the valuation date, the closing price on the secondary exchange or system on which the security is most actively traded is used. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are valuations supplied by broker-dealers or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The following paragraph applies to Money Market Fund only:

The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. As a “government money market fund” under Rule 2a-7, the Fund will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. We attempt to maintain a NAV of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. The Fund’s Board has determined that it is in the best interests of the Fund and its shareholders to value the Fund’s portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the 1940 Act, so long as that method fairly reflects the Fund’s market-based NAV. Rule 2a-7 contains certain maturity, diversification, quality, and liquidity requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company that, like the Fund, holds itself out as a money market fund.

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The following sections do not apply to Series Fund:

NAV Purchases of Class A Shares. Class A and A1 shares of some Funds may be purchased at NAV with no sales charge at the time of purchase under certain circumstances as described in each Fund’s prospectus. See the applicable Fund’s prospectus for further information.

In addition to the circumstances described in each applicable Fund’s prospectus, Class A shares may be purchased at NAV by the Board Members, officers of each Fund, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such persons). Class A shares also may be purchased at NAV (i) by employees, partners, and owners of unaffiliated consultants and advisors to Lord Abbett, the Distributor, or the Funds who consent to such purchase if such persons provide service to Lord Abbett, the Distributor, or the Funds on a continuing basis and are familiar with the Funds, (ii) in connection with a merger, acquisition, or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the Board Members, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom the Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below. Also, a front-end sales charge may not be imposed when acquiring Class A shares of a Fund through certain conversions and transfers. See the applicable Fund’s prospectus for further information.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for (i) Funds currently offered to the public with a sales charge (front-end, back-end, or level, except for Class A1 shares) or (ii) Money Market Fund. The exchange privilege is not available to an investor for any share class of a Fund that would not be offered to the investor if he or she was seeking a new purchase in the applicable share class. Shareholders in other Funds, with the exception of Series Fund, generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund, other than Ultra Short Bond Fund and Money Market Fund, is not designed for short-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or the Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other Fund into which the exchange is made.

An exchange transaction is based on the relative NAVs of the shares being exchanged. The exchange is executed at the NAVs next determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of a Fund’s shares for shares of another Fund generally will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares, had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Ultra Short Bond Fund or Money Market Fund. Exchanges of Ultra Short Bond Fund or Money Market Fund shares for shares of any Fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that Fund unless a sales charge (front-end, back-end, or

Part II 9-2

level) was paid on the initial investment in shares of a Fund and those shares subsequently were exchanged for the shares of Ultra Short Bond Fund or Money Market Fund that are currently being exchanged for shares of another Fund. No CDSC will be charged on an exchange of shares of the same class between Funds. Upon redemption of shares out of a Fund, the applicable CDSC will be charged. Thus, if shares of a Fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Ultra Short Bond Fund or Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Ultra Short Bond Fund or Money Market Fund that are subject to a CDSC will be credited with the time these shares are held in Ultra Short Bond Fund or Money Market Fund.

Shares of one class of a Fund, with the exception of Money Market Fund, may be converted into (i.e., reclassified as) shares of a different class of the Fund in certain circumstances. See the applicable Fund’s prospectus for further information.

Redemptions. A redemption order is in good order when it contains all of the information and documentation required by the order form or otherwise by the Distributor or a Fund to carry out the order. You should read the applicable Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

As described in the applicable Fund’s prospectus, redemptions may be suspended or payment postponed in certain circumstances. Redemptions, even when followed by repurchases, are generally taxable transactions for shareholders that are subject to U.S. federal income tax.

Money Market Fund, as a government money market fund under Rule 2a-7, will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions, but the Fund’s Board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates. However, such change would only become effective after shareholders have been provided with specific advance notice of a change in its policy and have been provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Fund available for purchase. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other Fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund (as defined in the prospectus) is described in each Fund’s prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check, and complete the bank authorization.

SWP. The SWP is described in each Fund’s prospectus. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Fund’s prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. The forms name UMB Bank, N.A. as custodian and contain specific information about the plans, excluding 401(k) plans. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these plans and their

Part II 9-3

participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and explanations of the eligibility requirements, annual custodial fees and other fees, and allowable tax advantages and penalties are set forth in the relevant plan documents. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

The following section does not apply to Money Market Fund or Series Fund:

Rights of Accumulation. As stated in each Fund’s prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in certain share classes of any Eligible Fund to reduce the sales charge on a new purchase of Class A or A1 shares of any Eligible Fund.

To the extent your financial intermediary is able to do so, the value of Class A, A1, C, F, and P shares of Eligible Funds, determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation, will be calculated at the higher of (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of the Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

The following sections apply to all Funds:

Purchases through Financial Intermediaries. The Funds and/or the Distributor have authorized one or more agents, who may designate other intermediaries, to receive purchase and redemption orders on the Funds’ or the Distributor’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the NAV next computed after it is received by the Fund’s authorized agent, or, if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Payments Made to Financial Intermediaries. Financial intermediaries may be entitled to receive compensation for selling Fund shares and may receive different compensation for selling one class than for selling another class. A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. In some circumstances, these payments may create an incentive for the financial intermediary or its investment professionals to recommend or sell Fund shares to you over another mutual fund or to recommend or sell a particular share class to you over another share class. See the applicable Fund’s prospectus for more information.

Part II 9-4

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or the Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of [October 1, 2021], the Dealers to whom Lord Abbett or the Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds were as follows:

[Advisor Group

ADP Broker-Dealer Inc.

AIG Advisor Group, Inc. (f/k/a Woodbury Financial Services, Inc.)

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

American Enterprise Investment Services Inc.

American United Life Insurance Company

Ascensus, Inc.

B.C. Ziegler and Company

Business Men’s Assurance Company of America/RBC Insurance

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

CRI Securities, LLC

CUSO Financial Services, L.P.

Delaware Life Insurance and Annuity Company of New York

Edward D. Jones & Co., L.P.

Envestnet Asset Management, Inc.

Equitable Advisors, LLC previously AXA Advisors

Equitable Life Insurance Company

Family Investors Company

Fidelity Brokerage Services, LLC

First Allied Securities, Inc. (Cetera)

First Security Benefit Life Insurance and Annuity Company

First SunAmerica Life Insurance Company

Forethought Life Insurance Company

Genworth Life & Annuity Insurance Company

Genworth Life Insurance Company of New York

Girard Securities, Inc. (Cetera)

GWFS Equities, Inc.

Goldman, Sachs & Co.

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

HighTower Holding LLC

Investors Capital Corporation (Cetera)

James I. Black & Co.

Janney Montgomery Scott LLC

John Hancock Life Insurance Company (U.S.A.)

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John Hancock Life Insurance Company of New York

Kestra Investment Services, Inc.

Leumi Investment Services Inc.

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Linsco/Private Ledger Corp. (LPL Financial Services, Inc.)

Massachusetts Mutual Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MML Investors Services

Morgan Stanley Smith Barney, LLC

National Planning Holdings, Inc.

Nationwide Investment Services Corporation

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company.

Pacific Life & Annuity Company

Pacific Life Insurance Company

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

PNC Investment LLC

Principal Life Insurance Company

Principal National Life Insurance Company

Protective Life Insurance Company

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corporation (f/k/a RBC Dain Rauscher)

RBC Capital Markets, LLC

RBC Insurance d/b/a Liberty Life Insurance

Robert W. Baird & Co. Incorporated

Securian Financial Services, Inc.

Security Benefit Life Insurance Company

Sorrento Pacific Financial, LLC

Summit Brokerage Services, Inc. (Cetera)

SunAmerica Annuity Life Assurance Company

Talcott Resolution Insurance Company

TFS Securities, Inc.

The Prudential Insurance Company of America

The Variable Annuity Life Insurance Company

TIAA-CREF Individual & Institutional Services, LLC

Transamerica Advisors Life Insurance Company

Transamerica Advisors Life Insurance Company of New York

UBS Financial Services Inc.

U.S. Bancorp Investments, Inc.

Voya Financial Advisors, Inc.

VSR Financial Services, Inc. (Cetera)

Waddell & Reed, Inc.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments LLC]

Additional Dealers may receive revenue sharing or other payments after [October 1, 2021] and in future years. Any additions, modifications, or deletions to the list of Dealers identified above that have occurred since [October 1, 2021] are not reflected. You can ask your Dealer about any payments it receives from Lord Abbett and its affiliates. For more specific information about any revenue sharing payments made to

Part II 9-6

your Dealer, you should contact your investment professional. See the applicable Fund’s prospectus for further information.

The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans, and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. If a Fund pays redemption proceeds by distributing securities in-kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

Part II 9-7

10.
TAXATION OF THE FUNDS

Each Fund has elected, or intends to elect, and intends to qualify each year, for the special tax treatment afforded to regulated investment companies under the Code. Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS. If a Fund qualifies for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If, in any taxable year, a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund is not so eligible or if a Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates, and such income generally will be further taxed at the shareholder level when it is distributed. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will generally be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Funds of Series Fund (collectively, the “Variable Funds”) are generally subject to this excise tax only if more than $250,000 of seed capital is invested in shares of the Fund. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax, if applicable. References herein to investments by a Fund include investments by Underlying Funds. Each Fund contemplates declaring and paying as dividends each year substantially all of its net investment income, net capital gains, and exempt-interest income (if any).

In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

While Inflation Focused Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. Inflation Focused Fund may limit certain investments, especially commodity-related investments, in order to continue to qualify for favorable tax treatment under the Code.

While each of Emerging Markets Corporate Debt Fund, Emerging Markets Bond Fund, and Global Bond Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). To date, the U.S. Treasury

Part II 10-1

Department has not exercised this regulatory authority. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. The Emerging Markets Bond Fund previously submitted to the IRS a request for a private letter ruling to confirm that income from its foreign currency-related investments would be qualifying income. The IRS declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the IRS is considering the possibility of initiating a regulations project addressing the same subject matter. The IRS has not, however, included such a regulations project on any of its subsequent Priority Guidance Plans.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends, other than exempt-interest dividends, paid by a Fund from its ordinary income or net realized short-term capital gains are generally taxable to you as ordinary income; however, qualified dividend income, if any, that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Durable Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, [Emerging Markets Equity Fund,] Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Health Care Fund, International Equity Fund, International Growth Fund, International Value Fund, International Opportunities Fund, Micro Cap Growth Fund, Mid Cap Innovation Growth Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources that do not pay qualified dividend income, and, therefore, distributions from such Fund’s net investment income generally are not expected to qualify for taxation at the reduced rates available to individuals on qualified dividend income.

In general, a dividend will not be taxable as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

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Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Micro Cap Growth Fund, Focused Small Cap Value Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources other than dividends of domestic corporations, and, therefore, dividends from such Fund generally will not qualify for the dividends-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are properly reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rate applicable to long-term capital gains depends on the taxable income and status of the shareholder. You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares. Money Market Fund does not expect to make distributions that will be eligible for treatment as capital gain dividends. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund may be carried forward indefinitely to offset future capital gains of the Fund. Any such carryforward losses will retain their character. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and, thus, the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Part II 10-3

A 3.8% Medicare tax also is imposed on the net investment income of certain U.S. individuals, estates, and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” does not include exempt-interest dividends, but generally includes taxable dividends (including capital gain dividends) and capital gains recognized from sales, redemptions, or exchanges of shares of mutual funds, such as the Funds. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income, and capital gains (if any) as discussed above.

Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current and accumulated earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends but instead, will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

If a Fund invests in equity securities of a REIT, the Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Fund distributes such amounts, this could result in a return of capital to Fund shareholders as discussed above. Dividends received by a Fund from a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

If an Underlying Fund of a Fund-of-Funds invests in equity securities of a REIT, such Underlying Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Underlying Fund distributes such amounts to the Fund-of-Funds and the Fund-of-Funds distributes such amounts to its shareholders, this could result in a return of capital to such Fund-of-Funds’ shareholders as discussed above. Dividends received by the Fund-of-Funds attributable to an Underlying Fund’s investment in a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or to realized but undistributed taxable income or gains of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Sales, redemptions, and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, exchanged, or redeemed, you will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, or redemption and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year, and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Additionally, in the case of a Fund eligible to pay exempt-interest dividends (as discussed below), if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends you received with respect to such shares. However, this loss disallowance rule will not apply to a shareholder’s disposition of a Fund’s shares with respect to a regular exempt-interest dividend paid by

Part II 10-4

the Fund if the Fund declares daily and distributes at least monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest.

In addition, capital gains recognized from sales, redemptions, or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates, and trusts as discussed above.

Losses on the sale, exchange, or redemption of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale, exchange, or redemption and ending 30 days after the date of the sale, exchange, or redemption, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions) unless, in the case of Money Market Fund, you change to the NAV method of accounting for your shares in such Fund. Please consult your tax advisor regarding your ability to deduct any such losses. In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. However, such sales charge will be included in the tax basis of the subsequently acquired shares to the extent the sales charge is not included in the tax basis of the exchanged shares in the Fund.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities received.

In addition to reporting gross proceeds from redemptions, exchanges, or other sales of mutual fund shares, federal law requires mutual funds, such as each of the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged, or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you hold Fund shares directly, you may request that your cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining your cost basis.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged, or sold. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period, or other adjustments in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on your federal income tax return.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales, exchanges or redemptions of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed within the meaning of Code Section 514(b) or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual

Part II 10-5

interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool, in either case, if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and special tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more or, if you are a corporation, a loss of $10 million or more in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS on Form 8886. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, and futures, or forward contracts (or similar instruments) relating to foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund or Underlying Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Certain options written or purchased by a Fund or Underlying Fund and futures contracts purchased on certain securities, indices, and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund or Underlying Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. Any gains or losses recognized on such options, futures, or forward contracts generally are considered 60% long-term and 40% short-term gains or losses.

Additionally, a Fund or Underlying Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund or Underlying Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund or Underlying Fund may receive no corresponding cash amounts, possibly requiring the Fund or Underlying Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures contracts, and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s or Underlying Fund’s risk of loss is substantially diminished by one or more options, futures contracts, or other positions) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund or Underlying Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies, and straddles may affect the amount, timing, and character of the Fund’s income and gains or losses and, hence, its distributions to shareholders. Rules governing the tax aspects of these types of transactions are still developing and are not entirely

Part II 10-6

clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

To the extent, in accordance with its investment objectives and policies, a Fund may invest up to a substantial portion of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an Underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or, in certain cases as discussed below with market discount), the Fund or Underlying Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund and each Underlying Fund must distribute, at least annually, all or substantially all of its investment company taxable and tax-exempt interest income (if any), including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund or an Underlying Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. However, the Treasury Department has issued final regulations providing that Section 451 does not apply to accrued market discount.

Global Bond Fund may invest in certain debt obligations that are “registration-required obligations” but which are not in registered form for U.S. federal income tax purposes, often referred to as bearer bonds. Generally, holders of bearer bonds are subject to certain adverse tax consequences, including that holders (i) are not permitted a deduction for losses with respect to such bonds and (ii) must treat any gain on the disposition of such bonds as ordinary income, regardless of the holder’s holding period. Under certain circumstances, regulated investment companies are eligible for an exception to the adverse tax

Part II 10-7

consequences generally applicable to holders of bearer bonds. However, there is no assurance that Global Bond Fund will be able to meet the requirements necessary to qualify for such exception with respect to any particular bearer bond, in which case Global Bond Fund would not be permitted to deduct losses with respect to such bond, and any gain from such bond would be treated as ordinary income and taxable to Fund shareholders as such when distributed.

Income, proceeds, and gains received by a Fund from sources within foreign countries may, in some cases, be subject to foreign withholding or other taxes, which would reduce the yield on such investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for your pro rata portion of qualified foreign income taxes paid by a Fund if more than 50 percent of the value of such Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations and the Fund makes an election to pass through to you the right to take the credit or deduction for such foreign taxes (not in excess of the actual tax liability). Owners of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) investing in a Variable Fund will not be eligible to take such credit or deduction and will bear the costs of any foreign withholding or other taxes. If an Underlying Fund that is invested in by a Fund-of-Funds qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, a Fund-of-Funds may, in certain circumstances, also be eligible to elect to pass through the Fund’s allocable amount of such tax credit or deduction to its shareholders provided that at the close of each quarter of each taxable year at least 50 percent of the value of the Fund-of-Fund’s total assets is represented by interests in other regulated investment companies.

If a Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund or an Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. If a Fund-of-Funds indirectly invests in passive foreign investment companies by virtue of the Fund-of-Funds’ investment in Underlying Funds, it may not make such elections; rather, the Underlying Funds directly investing in the passive foreign investment companies would decide whether to make such elections. Investments in passive foreign investment companies also could result in the treatment of

Part II 10-8

capital gains from the sale of stock of such companies as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Because it is not always possible to identify a foreign corporation as a passive foreign investment company, a Fund may incur the tax and interest charges described above in some instances.

U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.

You may be subject to a withholding tax on taxable dividends, capital gain distributions, and redemption payments (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your social security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your social security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding. Subject to certain exceptions, distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) interest-related dividends, (3) short-term capital gain dividends, and (4) exempt-interest dividends (if any) generally are not subject to withholding of U.S. federal income tax. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends, short-term capital gain dividends, and exempt-interest dividends (if any) (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one year period, any such distribution by the Fund would not be subject to these requirements, but would be treated as an ordinary dividend regardless of whether it might otherwise have been reported as a capital gain dividend or short-term capital gain dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), a Fund may be required to withhold 30% from payments of dividends by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement (“IGA”) entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless they (i) certify certain information about their direct

Part II 10-9

and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Funds-of-Funds. Because each Fund-of-Funds will invest principally in shares of Underlying Funds, their distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund-of-Funds will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions derived from net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund-of-Funds’ sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash sale rules could defer losses in the hands of a Fund-of-Funds on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from a Fund-of-Funds qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund-of-Funds invested directly in the securities held by the Underlying Funds.

If a Fund-of-Funds were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund-of-funds arrangements, the Fund-of-Funds would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund-of-Funds’ assets for purposes of satisfying the 25% diversification test described above.

Tax Treatment of Municipal Income Funds. Assuming that a Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations, the interest on which is excludible from gross income under Section 103(a) of the Code (“tax-exempt securities”), the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as reported to you by a Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount

Part II 10-10

of such dividends must be reported on the recipient’s federal income tax return. If, at the close of each quarter of a Fund-of-Fund’s taxable year, at least 50 percent of the value of a Fund-of-Funds total assets is represented by interests in other regulated investment companies, a Fund-of-Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.

While each Fund that is a separate series of Municipal Income Fund (collectively, the “Municipal Income Funds”) endeavors to purchase only bona fide tax-exempt securities, there are risks that (i) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly with retroactive effect, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and, therefore, the value of a Fund, to decline.

Each Municipal Income Fund (other than High Income Municipal Fund and Short Duration High Income Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Income Municipal Fund and Short Duration High Income Municipal Bond Fund may invest up to 100% of their net assets in these private activity bonds.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Municipal Income Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income that is not tax-exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of Municipal Income Funds’ income is derived primarily from sources that pay “qualified dividend income,” distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, Municipal Income Funds generally do not expect that any of a Fund’s dividends will qualify for a dividends-received deduction that might otherwise be available to corporate shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Income Fund may not be deductible, in whole or in part, for U.S. federal income tax purposes. The IRS may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Municipal Income Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that Municipal Income Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors, and collars, may affect the amount, character, and timing of the recognition of gains and losses by the Funds. Such transactions may, in turn, affect the amount and character of Municipal Income Fund distributions and may result in the distribution of taxable income to you.

Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest

Part II 10-11

income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state.

Many states also allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.

Certain states, however, may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Tax Treatment of Variable Funds. Special rules apply to insurance company separate accounts and the Variable Funds in which such insurance company separate accounts invest. For federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of Variable Contracts generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a regulated investment company in which it owns shares if, among other requirements, (1) all the shares of the regulated investment company are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified, provided that the regulated investment company meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a regulated investment company, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a regulated investment company under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered

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nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

Additional Tax Information Applicable to All Funds. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax,

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hold their shares as capital assets, and are U.S. persons (generally, U.S. individual citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if (i) a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts, or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicability of U.S. gift and estate taxes.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

Part II 10-14

APPENDIX A

Lord, Abbett & Co. LLC
Lord Abbett Funds

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY AND PROCEDURES

I.	POLICY SCOPE

A.	Lord Abbett owes a fiduciary duty to each of its clients and must act in each client’s best interest. Inappropriate disclosure of Portfolio Holdings could enable a third party to engage in trading activity that negatively impacts Clients. Therefore, Lord Abbett will not release Portfolio Holdings in a manner that is inconsistent with our Clients’ interests or otherwise in conflict with this Policy.

B.	Lord Abbett will address the disclosure of Portfolio Holdings in accordance with the following principles:

1.	Unless an exception is available under the Policy, Lord Abbett will not prematurely provide Portfolio Holdings to any unaffiliated third party;

2.	Subject to the exceptions listed below, Lord Abbett will not disclose any information related to its potential interest in buying or selling securities or other instruments on behalf of Client accounts; and

3.	Neither Lord Abbett nor any affiliate, or any Fund, may receive compensation, directly or indirectly, in connection with the disclosure of Portfolio Holdings. Lord Abbett, however, may receive compensation from sponsors of managed account programs for providing data and constructing model portfolios

C.	Portfolio Holdings Defined. The term “Portfolio Holdings” refers to any information that identifies one or more investments currently held by a Client account. Portfolio Holdings include any information that identifies the issuer of the securities or other instrument even if the security type (e.g., common stock or bond) or size of the position is not disclosed. Portfolio Holdings also includes the holdings of a model account.

II.	PERMITTED DISCLOSURE

A.	Seasoned Portfolio Holdings. Concerns about the materiality of Portfolio Holdings recede over time and the ability of a third party to misuse this information to the disadvantage of Lord Abbett and its Clients dissipates. Therefore, Lord Abbett may freely provide Portfolio Holdings as of any date and for any period in accordance with the following schedule (“Schedule”):
Part II A-1

TYPE OF STRATEGY	LIST OF TOP 10 PORTFOLIO HOLDINGS	COMPLETE LIST OF PORTFOLIO HOLDINGS
Equity and Fixed Income (except as noted below)	15 day delay	30 day delay
Micro Cap Growth	15 day delay	Until the public release of the Portfolio Holdings in the Annual Report; Semi-Annual Report; or quarterly holdings report
Each Fund-of-Funds	No delay	No delay
Money Market	1 day after reporting date or period	1 day after reporting date or period

For purposes of the Policy, and Schedule above, the “Top 10 Portfolio Holdings” may include up to ten issues or issuers, compiled or ranked according to any objective criteria, including (but not limited to):

•	Portfolio asset weighting;

•	Overweight or underweight in the portfolio relative to an index or other benchmark; or

•	Contribution to, or detraction from, portfolio performance, whether absolute or relative to an index or other benchmark.

Disclosure of Portfolio Holdings of each Fund-of-Funds is limited to the Fund’s investments in the underlying Funds. Disclosure of the indirect Portfolio Holdings of a Fund-of-Fund’s (i.e., the Portfolio Holdings of the underlying Funds that are indirectly held by an Asset Allocation Fund) is subject to the appropriate restrictions.

B.	Aggregate, Composite or Descriptive Information. Lord Abbett may freely disclose aggregate, composite or descriptive information about Portfolio Holdings without violation of this Policy, as long as the release of this information will not disadvantage Clients. Examples of this information include the following:

1.	Performance attribution information based on industry, sector or geographic exposure;

2.	Allocation among asset classes, regions, countries, industries or sectors; Portfolio statistical information, such as price-to-earnings ratio, yield, duration, or credit quality information; and

3.	Portfolio risk characteristics (i.e. standard deviation or Sharpe ratio).

III.	AUTHORIZED EXCEPTIONS

The following is a list of circumstances in which Portfolio Holdings can be disclosed in advance of the Schedule above.

A.	Portfolio Holdings Provided to Financial Intermediaries and Service Providers, and Portfolio Evaluators and Data Providers. Lord Abbett may provide Portfolio Holdings in advance of their general public availability under the Schedule if such advance disclosure is provided to:

1.	Financial intermediaries with whom the Funds’ or the Funds’ principal underwriter, Lord Abbett Distributor LLC, has an agreement in connection with the purchase, redemption and/or exchange of Fund shares. Lord Abbett may not provide Portfolio Holdings to such financial intermediaries more frequently than monthly, with a one day lag period;
Part II A-2

2.	Any Fund service provider with such frequency and delay as the officers of the Fund, in consultation with Lord Abbett’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”), or their respective designees (“GC and CCO”), deem appropriate to the service being provided to the Fund. Such service providers include the Funds’ custodian, independent registered public accounting firm, legal counsel, financial printer, independent legal counsel for the Funds’ Independent Directors/Trustees, and proxy voting services vendor;

3.	Portfolio evaluators, such as Morningstar, Inc. and Lipper Analytical Services, Inc. (“Portfolio Evaluators”), which receive Portfolio Holdings and publish information regarding relative Fund performance and Portfolio Holdings; and

4.	Data Providers, such as Bloomberg, which are a source of statistical information, including Portfolio Holdings, to the securities markets generally.

In each case described: (a) there must be a legitimate business purpose for releasing Portfolio Holdings in advance of Lord Abbett’s release of such information to the public generally; (b) the relevant third party must have entered into a confidentiality agreement or another agreement including confidentiality provisions (“Confidentiality Agreement”) that meets the requirements of this Policy or be subject to a professional duty to maintain the confidentiality of client information; and (c) in the case of Portfolio Evaluators and Data Providers, the firm must have agreed in writing not to release Portfolio Holdings prior to this information becoming available to the general public under the Schedule above.

B.	Portfolio Holdings Provided to Advisory Clients and Related Parties. Lord Abbett may provide Portfolio Holdings of an institutional separate account Client or program sponsor of a separately managed or model-based account program (“Sponsor”) to the following:

1.	A Client (with respect to that Client’s Portfolio Holdings, or a model or representative account based on the same strategy);

2.	A consultant or other advisor to such Client (“Consultant”) pursuant to written Client direction;

3.	A Sponsor of a separately managed account program (excluding model-based managed account programs) and the financial consultants representing the Sponsor of such program, but only with respect to an actual account or accounts managed by Lord Abbett or a model portfolio that is the basis for Lord Abbett’s management of accounts in the Sponsor’s program;

4.	A Sponsor of a model-based account program (e.g., Unified Management Account program) and the financial consultants representing the Sponsor of such program, but only with respect to the model portfolio maintained by Lord Abbett and delivered to such Sponsor; and

5.	An investment adviser or its written designee responsible for hiring Lord Abbett as a sub-adviser with respect to the Portfolio Holdings of the sub-advised account.

Lord Abbett expects each Sponsor to protect the confidentiality of the portfolio information it receives by not disclosing this information to the Sponsor’s prospective clients or other third parties until the Portfolio Holdings of the related investment strategy are publicly available in accordance with the Schedule.

C.	Portfolio Holdings Provided by Investment Personnel. To the extent consistent with applicable regulatory requirements, Lord Abbett’s portfolio managers, securities analysts,
Part II A-3

and traders (collectively, “Investment Personnel”) may provide Portfolio Holdings in advance of the general public availability of the Portfolio Holdings under the Schedule, provided that:

1.	The Investment Personnel provide Portfolio Holdings solely to persons who are bona fide sources of securities or market analytical information; or to broker-dealers with which Lord Abbett engages in portfolio trades (each, an “Authorized Recipient”);

2.	The Portfolio Holdings are provided solely to enhance the information and/or services provided by the Authorized Recipient, or to assist in the execution of trades and the implementation of portfolio transactions for Clients;

3.	To the extent Investment Personnel provide to an Authorized Recipient a list of 10 or more issuers representing Portfolio Holdings (“Watch List”), the following conditions are met:

a.	The Watch List is comprised solely of issuer names, tickers, or other issuer identifiers, and includes an equal or greater number of securities/issuers that are not Portfolio Holdings (but may be of interest to Lord Abbett); or

b.	The Authorized Recipient has entered into a Confidentiality Agreement; and

c.	Lord Abbett’s Chief Investment Officer, or designee, appropriately supervises the disclosure of Portfolio Holdings in accordance with this Section.

D.	Portfolio Holdings Provided to Prospective Clients and their Advisors. Prospective Clients, and their advisors, including Sponsors of separately managed and model-based account programs, may request recent Portfolio Holdings for purposes of determining whether to engage Lord Abbett as investment adviser, sub-adviser or model account provider. Firms that request this type of information understand the need to maintain the confidentiality of the information and to restrict the ability of employees and third parties from acting on this information in an inappropriate manner. Lord Abbett therefore may provide such information, provided that the Prospective Client and/or advisor has entered into a Confidentiality Agreement.

E.	Portfolio Holdings Provided to Transition Managers. In connection with new and terminating accounts, or significant cash flows to and from existing Client accounts, Clients may choose to employ a “transition manager.” A transition manager helps to assist institutional investors with new manager assignments or significant cash flows with respect to existing relationships so as to achieve the desired portfolio exposure in a timely, risk controlled and cost effective manner. To achieve their objective, transition managers need to obtain current Portfolio Holdings. Firms that provide transition management services understand that they will receive sensitive information and recognize the need to maintain the privacy of this information and to have in place policies and procedures to avoid the misuse of this information. Therefore, Lord Abbett may provide Portfolio Holdings to transition managers in connection with advisory assignments or significant cash flows for existing Clients provided that the transition manager has entered into a Confidentiality Agreement.

F.	Disclosures Required by Law or Regulation. Nothing contained herein is intended to prevent the disclosure of Portfolio Holdings that is required by applicable law or regulation. For example, Lord Abbett may file any report required by applicable law or
Part II A-4

regulation (i.e. Forms N-Q and N-CSR), and respond to requests from any court, or law enforcement or regulatory agency, with appropriate jurisdiction.

G.	Other Disclosure. There may be situations in which Portfolio Holdings could be disclosed in a manner that is consistent with but not specifically contemplated by the Policy. Lord Abbett may provide Portfolio Holdings in these situations provided that such disclosure is consistent with the principles of this Policy and has been approved in advance by the GC or CCO. In determining whether to approve such disclosure, the GC or CCO shall consider: (a) whether there is a legitimate business purpose in providing this information on a selective basis; (b) the nature of the recipient of the information and whether the recipient recognizes the need or has a fiduciary or professional duty to avoid premature disclosure of this information to another third party; (c) whether it is necessary to require the recipient to enter into a Confidentiality Agreement to protect the interests of Clients; (d) the extent to which the recipient has adopted procedures to ensure that such information remains confidential and is not misused; and (e) whether such disclosure is consistent with the interests of Clients. In making these determinations, the GC or CCO shall consult to the extent necessary with any Lord Abbett partner or employee.

IV.	CONFIDENTIALITY AGREEMENTS

When Lord Abbett provides Portfolio Holdings pursuant to a Confidentiality Agreement under this Policy, the agreement must require that, among other things, neither the recipient nor any of its officers, employees or agents may or will take any inappropriate action based on the Portfolio Holdings provided by Lord Abbett. The Confidentiality Agreement must be executed by an authorized officer of the Fund or an authorized member of Lord Abbett, as the case may be. The Legal Department shall be responsible for reviewing and approving all Confidentiality Agreements, for maintaining these agreements and the list of parties receiving Portfolio Holdings pursuant to such agreements, and for any related disclosure of this information.

V.	RECORD-KEEPING

Any records required to be retained shall be retained in accordance with Lord Abbett’s Records and Information Management Policy and applicable record retention schedules.

Effective Date: June 2019 (revised Policy)

Part II A-5

APPENDIX B

Fund Portfolio Information Recipients

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under “Disclosure of Portfolio Holdings” in Part II:

Portfolio Holdings[1]
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Ropes & Gray LLP	As Requested
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily

1               Each Fund may provide its portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly, or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

Part II B-1

APPENDIX C

Proxy Voting Policy and Procedures

March 2021

Part II C-1

Using Our Voice

Lord Abbett is guided by the higher purpose expressed in our shared mission: Securing a sustainable future for our clients, our people, and our world. For the clients we proudly serve, this means we invest to support their values, make an impact, and provide financial security. With this higher purpose as our north star and our fiduciary responsibilities foremost in mind, we are committed to using our voice as investors.

Our investment approach is rooted in fundamental research, which views environmental, social, and governance (ESG) factors as a major input that has taken on greater importance, particularly during the COVID-19 pandemic. We are fully committed to holding ourselves—and the companies in which we invest—accountable. Moreover, as investors, we have found that our voice carries weight, and we intend to lean in and engage with companies on the crucial issues of sustainability. One significant way for us to use our voice is through proxy voting, which is a key lever in influencing and signaling our position to companies on ESG and other key issues.

In March 2020, we established Lord Abbett’s Investment Stewardship Council, whose members actively engage with our research analysts and portfolio managers to fully integrate ESG factors into our investment decision-making process. To ensure that our approach to proxy voting is thoughtful and consistent, all decisions are informed by the collaborate efforts between our Stewardship team, the relevant Investment teams, and the Investment Stewardship Council.

The proxy voting procedures that follow represent our deep commitment to using the power of our voice as active investors in our continued efforts to secure a sustainable future for the benefit of all stakeholders.

Sincerely,

Douglas. B. Sieg Managing Partner

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Part II C-3

Introduction

Intent

Proxy Voting at Lord Abbett is guided by our mission: Securing a sustainable future for our clients, our people, and our world. This mission is the cornerstone of our global corporate citizenship and investment efforts, including our approach to proxy voting. Lord Abbett is committed to driving positive change as a firm through our global corporate citizenship initiatives, and as investors, through our engagement and proxy voting practices. The intent of this policy is to communicate our expectations on key proxy topics and provide an overview of how Lord Abbett evaluates proxy voting issues in alignment with our mission.

Active Ownership

Active ownership is the process whereby Lord Abbett engages directly with an investee company’s management to understand, influence, or exchange perspectives on issues, including proxy voting issues. Active ownership is an integral part of identifying companies with strong corporate governance and avoiding the adverse effects associated with poor environmental and social practices. Engagement with issuers informs Lord Abbett’s proxy voting decision-making and can drive positive changes to influence long-term sustainable performance.

Looking Ahead

We remain committed to using our voice as investors. Moving forward, consideration of ESG factors will continue to play a growing role in our investment analysis across all of our investment strategies and portfolios. We will also continue to use proxy voting as a key lever in communicating our position to companies on ESG and other issues. As we advance on our journey, we expect our approach to evolve over time—always guided by our higher purpose.

Proxy Voting Policies

Environmental, Social, and Governance (ESG)

Proposals related to environmental, social, and governance (ESG) issues are typically initiated by shareholders and urge a company to disclose certain information or change certain business practices.

Lord Abbett believes ESG factors may impact long-term financial performance and can represent significant risks and costs to a business. We believe that well-developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks and opportunities associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proxy proposals based on their potential effect on shareholder value. Lord Abbett will vote for proposals related to ESG factors that we believe ask for useful disclosure or positive changes to business practices. We will vote against proposals we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. We evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances.

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Lord Abbett routinely utilizes issuer engagement to inform proxy voting decisions on ESG proposals and will pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Diversity

Lord Abbett believes that diversity is a vital component in the long-term, sustainable success of companies. We believe that organizations with inclusive environments that embrace a diversity of thought, background, and experience are more successful in attracting and retaining talent, as well as more agile, more impactful, and better-prepared for the future. Given the importance of diversity, Lord Abbett expects and encourages companies to have clear equal employment opportunity or diversity policies to facilitate diversity within an organization. Lord Abbett also encourages the disclosure of workforce diversity metrics consistent with data provided on EEO-1 reports or other comparable data.

Lord Abbett generally supports proposals requesting additional disclosure of diversity initiatives or workforce diversity metrics. In evaluating diversity-related proposals, Lord Abbett will consider current company disclosures, peer disclosures, diversity-related controversies, and a company’s overall approach to ESG, among other factors.

Climate

Lord Abbett believes that climate change represents long-term risks to both the physical world and individual companies’ long-term performance. Lord Abbett incorporates risks associated with climate change into our investment process and encourages companies to publicly disclose material data related to climate change. We believe that companies should clearly address how their businesses may be impacted by climate change and disclose steps they are taking to mitigate climate risks associated with their business activities. Further, we encourage the disclosure of greenhouse gas (GHG) emissions and adoption of GHG reduction targets in carbon-intensive industries.

Lord Abbett generally supports proposals that request that a company disclose GHG emissions or report on plans to reduce a company’s total contribution to climate change. In evaluating climate- related proposals, Lord Abbett will consider current company disclosures, a company’s overall contributions to climate change, GHG reduction goals, peer disclosures, and other climate-related commitments and disclosures, among other factors.

Political Contributions and Lobbying

Lord Abbett recognizes that companies may engage in the political process within legal limits to help shape public policy consistent with a company’s strategy. While Lord Abbett understands the rationale for involvement in certain political activities, we encourage transparency in the process; specifically, Lord Abbett encourages the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

Lord Abbett will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, Lord Abbett will consider the current level of disclosure, previous litigation or controversies, peer disclosure, and reputational or legal risks, among other factors.

Board of Directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, Lord Abbett will consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees,

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including overall board diversity; (3) whether the nominee is independent of the company’s management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the total number of outside board positions held by a nominee; (7) the nominee’s investment in the company; (8) the company’s long-term performance relative to a market index; and (9) takeover activity. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, Lord Abbett will consider additional factors related to the specific committee’s oversight responsibilities. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

Board Diversity

Lord Abbett believes that diverse and inclusive companies are better positioned for long-term, sustainable success. We believe it is important that a company’s tone on diversity and inclusion be set at the top, including maintaining a diverse board of directors. Diversity is multidimensional, and we encourage the consideration of a wide range of diverse characteristics within board composition, including: age, disabilities, education, ethnicity, gender, military service, race, religion, sexual orientation and skills, among other factors.

Lord Abbett will consider voting against the nominating committee or other relevant directors if there are no women on the board and no plan has been articulated to diversify board membership. Lord Abbett will consider our engagement history with a company and vote on a case-by-case basis if we have engaged with the company and they have articulated a plan for facilitating diversity on the board.

Lord Abbett believes strongly in the value of transparency and believes that reliable and consistent information is necessary to make informed investment decisions. To that end, Lord Abbett encourages the reporting of board diversity statistics, including racial and ethnic diversity, in a clear, consistent manner.

Overboarding

Lord Abbett believes that director nominees should be able to dedicate sufficient time to each of the companies they represent in order to fully execute their board oversight responsibilities. We believe it is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. Lord Abbett may vote against that we feel are “overboarded”, and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active CEO that sits on more than two outside public company boards.

Governance Structure

Lord Abbett may consider a vote against certain director nominees at companies that have material governance shortcomings, including those implemented at the time of IPO, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, classified boards, or supermajority vote standards, among others.

Environmental and Social Factors

Lord Abbett may consider a vote against certain director nominees at companies that have material ESG shortcomings, such as unmitigated climate risks that the company and its board have failed to address.

Majority Voting

Lord Abbett generally favors a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast. We will generally support proposals that seek to adopt a majority voting standard.

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Board Classification

Lord Abbett generally believes that directors should be elected annually, and we will typically support proposals that seek to remove a classified board structure. When evaluating board classification proposals, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Board Independence

Lord Abbett believes that independent board oversight is key to the long-term sustainable success of a company and believes that a majority of board members should be independent from the company. An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett may vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. Lord Abbett votes on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including if we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus in particular on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Compensation and Benefits

Lord Abbett pays particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

Lord Abbett reviews all issues related to compensation on a case-by-case basis, and may oppose management if: (1) we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation; (2) we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or (3) we believe a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive

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compensation. Lord Abbett will evaluate say-on-pay proposals on a case-by-case basis and will consider a variety of factors in evaluating compensation, including if we believe that compensation has been excessive or not properly aligned with long-term performance. Lord Abbett places a high value on engagement with companies, and we will consider if direct feedback to management about compensation has resulted in any changes when voting on compensation proposals. Lord Abbett generally prefers that say-on-pay proposals occur on an annual basis.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. Lord Abbett will vote on equity compensation plans on a case-by-case basis, and in evaluating such proposals we will consider the following factors, among others: (1) whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders; (2) the rate at which a company grants equity awards; (3) the features of the plan and costs associated with it; (4) whether the plan allows for repricing or replacement of underwater stock options; and (5) quantitative data regarding compensation ranges by industry and company size. We carefully scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Clawback Provisions

Lord Abbett believes that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. Lord Abbett will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Tax Gross-ups

Lord Abbett generally favors adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance or so-called “golden parachute” payments are sometimes made to departing executives after termination or upon a company’s change in control. Lord Abbett will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

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Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett votes on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis, but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Lord Abbett believes that poison pills can serve to entrench management and discourage takeover offers that may be attractive to share- holders; therefore, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings

Lord Abbett typically supports the right to call special shareholder meetings and in evaluating such a proposal, will consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings. Similarly, Lord Abbett evaluates proposals that seek to amend the terms of an already existing special meeting right on a case-by-case basis but may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

Lord Abbett votes on a case-by-case basis on proposals requesting rights to act by written consent, though may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett typically supports shareholders’ ability to approve or reject proposals based on a simple

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majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential Voting

Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

Lord Abbett votes on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett typically votes against such proposals.

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett considers proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. Lord Abbett will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

Lord Abbett generally believes that all shares should have equal voting rights at publicly traded companies. Lord Abbett will generally oppose proposals to create a new class of stock with superior voting rights, and will typically vote for proposals to eliminate a dual or multi-class voting structure.

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Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights.

Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

Proxy Voting Process

Under the Investment Advisers Act of 1940, as amended, Lord Abbett acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Overview

The Investment Stewardship Council (“ISC”) has governance over all forms of engagement, including proxy voting. The ISC consists of representatives from Investments, Client Services, and Corporate Services (Legal). One or more members of the ISC, hereinafter referred to as the “Proxy Group”, are appointed to oversee proxy voting mechanics on a day-to-day basis under the governance of the ISC as a whole. Proxy decisions are typically made by the Proxy Group in accordance with the policies and procedures described in this document and in consultation with the ISC and members of the Investment team. In select cases, proxy decisions are referred to the ISC as a whole for resolution.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team, in consultation with the ISC, is responsible for recommending how to vote the

1 We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio hold- ings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining mate- riality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

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security. Once a voting decision has been made, the Proxy Group is responsible for sub- mitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Proxy Group is responsible for recommending how to vote the security and will seek guidance from the ISC, the relevant investment team, Legal or other resources.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. The investment team with the dominant position, in consultation with the ISC, will be responsible for determining a vote recommendation. Lord Abbett will vote all shares on behalf of all clients in accordance with that vote recommendation.

These guidelines provide a general summary of Lord Abbett’s views on specific proxy voting items. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed in this document, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO, rather than the guidelines described above, unless instructed otherwise by the client.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will

2 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

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notify the Funds’ Proxy Committee3 (the “Proxy Committee”) and seek voting instructions from the Committee only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committee regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committee and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committee its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment team acting on behalf of the second account. Members of the Investment team, ISC or Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee, a cross-functional team intended to address potential conflicts deriving from holdings in different parts of the Capital Structure, with respect to any potential conflict of interest arising out of the holdings of multiple clients.

Securities Lending

Lord Abbett Funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. Lord Abbett will generally attempt to recall all securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. However, Lord Abbett may be unable to recall shares or may choose not

3 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to a Proxy Committee comprised solely of independent directors or trustees, as the case may be. The Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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to recall shares for a number of reasons, including if timely notice of a meeting is not given or if potential revenue generation is deemed to outweigh the benefits of voting at a specific meeting.

Shareholder Resolutions

Lord Abbett may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

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APPENDIX D

Description of Corporate Bond Ratings

Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Part II D-1

BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on a obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial
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commitments on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Corporate Finance Obligations Credit Rating Scale

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

(120121)

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Pursuant to Rule 485(d) under the Securities Act of 1933, this Amendment does not relate to, amend, or otherwise affect the effectiveness of the prospectus or statement of additional information of any other series of Lord Abbett Municipal Income Fund, Inc., including those contained in Post-Effective Amendment No. 86 filed with the U.S. Securities and Exchange Commission on January 25, 2021.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation.

(i)	Articles of Restatement dated November 28, 1998. Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed on December 2, 1998.

(ii)	Articles of Amendment dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2002.

(iii)	Articles Supplementary dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2002.

(iv)	Articles of Amendment effective January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2005.

(v)	Articles of Supplementary dated April 23, 2007. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2007.

(vi)	Articles Supplementary to Articles of Incorporation dated July 31, 2007. Incorporated by reference to Post-to Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 12, 2007.

(vii)	Articles of Amendment dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 12, 2007.

(viii)	Articles Supplementary to Articles of Incorporation dated January 18, 2008. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2008.

(ix)	Articles Supplementary to Articles of Incorporation dated July 21, 2010. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2010.

(x)	Articles Supplementary to Articles of Incorporation dated November 17, 2010. Incorporated by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A filed on November 19, 2010.

(xi)	Articles Supplementary to Articles of Incorporation dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2014.

(xii)	Articles Supplementary to Articles of Incorporation dated February 20, 2015. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on February 27, 2015.

(xiii)	Articles Supplementary to Articles of Incorporation dated April 24, 2015. Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on May 14, 2015.

(xiv)	Articles Supplementary to Articles of Incorporation dated November 11, 2016. Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(xv)	Articles Supplementary to Articles of Incorporation dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(xvi)	Articles Supplementary to Articles of Incorporation dated April 17, 2019. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on January 24, 2020.

(xvii)	Articles of Amendment dated September 28, 2021. Filed herein.

(xviii)	Articles Supplementary to Articles of Incorporation dated September 28, 2021. Filed herein

(b)	By-Laws. Amended and Restated By-Laws dated September 20, 2017. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2018.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts.

(i)	Management Agreement dated December 15, 1994. Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2002.

(ii)	Addendum to Management Agreement dated October 1, 2004. Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2006.

(iii)	Addendum to Management Agreement dated October 26, 2010 (Lord Abbett AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A filed on October 26, 2010.

(iv)	Addendum to Management Agreement dated as of November 19, 2010 (Lord Abbett High Yield Municipal Bond Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on November 26, 2010.

(v)	Addendum to Management Agreement dated as of February 1, 2013 (Lord Abbett Intermediate Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2013.

(vi)	Addendum to Management Agreement dated as of February 1, 2015 (Lord Abbett AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2015.

(vii)	Addendum to Management Agreement dated as of February 1, 2015 (Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2015.

(viii)	Addendum to Management Agreement dated May 15, 2015 (Lord Abbett Short Duration High Yield Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A filed on May 14, 2015.

(ix)	Addendum to Management Agreement dated February 1, 2018 (Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2018.

(x)	Addendum to Management Agreement dated [●] (Lord Abbett Sustainable Municipal Bond Fund).*

(xi)	Expense Limitation Agreement dated February 1, 2020 (Lord Abbett Short Duration Tax Free Fund, Lord Abbett Short Duration High Yield Municipal Bond Fund, and Lord Abbett New Jersey Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on January 24, 2020.

(xii)	Expense Limitation Agreement dated November 12, 2020 (Lord Abbett Short Duration Tax Free Fund, Lord Abbett Short Duration High Yield Municipal Bond Fund, and Lord Abbett New Jersey Tax Free Fund). Incorporated by references to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2021.

(xiii)	Expense Limitation Agreement dated [●] (Lord Abbett Sustainable Municipal Bond Fund).*

(e)	Underwriting Contracts. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2002.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custody Agreements.

(i)	Custodian Agreement dated November 1, 2001 (including updated Exhibit A dated as of November 1, 2201). Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2002.

(ii)	Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2018.

(iii)	Letter Amendment dated April 6, 2021 to Custodian Agreement dated November 2001 (including updated Exhibit A dated April 6, 2021). Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

(iv)	Letter Amendment dated [●] to Custodian Agreement dated November 2001 (including updated Exhibit A dated [●]).*

(h)	Other Material Contracts.

(i)	Agency Agreement dated January 1, 2017 (including Schedule A dated as of January 1, 2017). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(ii)	Letter Amendment dated November 28, 2017 to the Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2018.

(iii)	Letter Amendment dated March 13, 2018 to the Agency Agreement dated January 1, 2017. Incorporated by reference to Form N-14 filed on behalf of the Registrant on January 11, 2019.

(iv)	Amendment to Agency Agreement dated December 5, 2018. Incorporated by reference to Lord Abbett Credit Opportunities Fund’s Post-Effective Amendment No. 1 to its Registrant’s Registration Statement on Form N-2A filed on December 26, 2018.

(v)	Letter Amendment dated April 2, 2020 to the Agency Agreement dated January 1, 2017 (including amended Schedule A). Incorporated by reference to Post-Effective Amendment No. 41 to Lord Abbett Trust I’s Registration Statement on Form N-1A filed on April 29, 2020.

(vi)	Amendment to Agency Agreement dated April 2, 2020. Incorporated by reference to Pre-Effective Amendment No. 1 to Lord Abbett Floating Rate High Income Fund’s Registration Statement on Form N-2 filed on June 1, 2020.

(vii)	Letter Amendment dated April 6, 2021 to the Agency Agreement dated January 1, 2017 (including amended Schedule A dated April 6, 2021). Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

(viii)	Letter Amendment dated [●] to the Agency Agreement dated January 1, 2017 (including amended Schedule A dated [●]).*

(ix)	Amended and Restated Administrative Services Agreement dated as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(x)	Amendment No. 1 to the Amended and Restated Administrative Services Agreement dated as of October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(xi)	Amendment No. 2 to the Amended and Restated Administrative Services Agreement dated as of November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2017.

(xii)	Amendment No. 3 dated March 31, 2017 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2017.

(xiii)	Amendment No. 4 dated August 1, 2018 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Form N-14 filed on behalf of the Registrant on January 11, 2019.

(xiv)	Amendment No. 5 dated December 5, 2018 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Form N-14 filed on behalf of the Registrant on January 11, 2019.

(xv)	Amendment No. 6 dated January 18, 2019 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(xvi)	Amendment No. 7 dated July 24, 2019 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A filed on October 25, 2019.

(xvii)	Amendment No. 8 dated April 2, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on April 29, 2020.

(xviii)	Amendment No. 9 dated April 2, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Floating Rate High Income Fund’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on June 1, 2020.

(xix)	Amendment No. 10 dated September 23, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No.47 to its Registration Statement on Form N-1A filed on December 14, 2020.

(xx)	Amendment No. 11 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

(xxi)	Amendment No. 12 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on June 30, 2021.

(xxii)	Amendment No. 13 dated [●] to the Amended and Restated Administrative Services Agreement dated [●].*

(xxiii)	Amendment No. 14 dated [●] to the Amended and Restated Administrative Services Agreement dated [●].*

(i)	Legal Opinions.

(i)	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, B, C, F, I, and P Shares (as applicable). Incorporated by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on January 26, 2016.

(ii)	Opinion of Venable LLP, relating to Class F3 and T Shares. Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2017.

(iii)	Opinion of Counsel, dated [●].*

(j)	Other Opinion. Not applicable.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

(i)	Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019 with Schedule A and Schedule B dated as of July 1, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed on June 11, 2019.

(ii)	Schedule A dated April 6, 2021 to the Amended and Restated Joint Rule 12b-1 Plan Distribution and Agreement for Lord Abbett Family of Funds dated July 1, 2019. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

(iii)	Schedule A dated [●] to the Amended and Restated Joint Rule 12b-1 Plan Distribution and Agreement for Lord Abbett Family of Funds dated [●].*

(n)	Rule 18f-3 Plan.

(i)	Amended and Restated Rule 18f-3 Plan as of June 30, 2020 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of August 15, 2020. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 145 to its Registration Statement on Form N-1A filed on August 27, 2020.

(ii)	Schedule A dated April 6, 2021 to the Amended and Restated Rule 18f-3 Plan as of June 30, 2020. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

(iii)	Schedule A dated [●] to the Amended and Restated Rule 18f-3 Plan as of June 30, 2020.*

(o)	Reserved.

(p)	Code of Ethics

(i)	Code of Business Principles dated as of July 2018 and Personal Trading Policy dated as of February 2020. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A filed on February 7, 2020.

(ii)	Personal Trading Policy as of January 2021. Incorporated by reference to Post-Effective Amendment No. 100 to Investment Trust’s Registration Statement on Form N-1A filed on March 26, 2021.

* To be completed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions, and individuals.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters.

(a)	Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Douglas B. Sieg	Chief Executive Officer	President and Chief Executive Officer

Lawrence B. Stoller	General Counsel	Vice President and Secretary

Angela Fannon	Chief Financial Officer	N/A

Joseph M. McGill	Chief Compliance Officer	Chief Compliance Officer

*	Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of September, 2021.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

BY:	/s/ John T. Fitzgerald
John T. Fitzgerald
Vice President and Assistant Secretary

BY:	/s/ Michael J. Hebert
Michael J. Hebert
Principal Accounting Officer and Chief Financial Officer

BY:	/s/ Vito A. Fronda
Vito A. Fronda
Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

James L.L. Tullis*	Chairman and Director	September 30, 2021
James L.L. Tullis*

Douglas B. Sieg*	President, CEO, and Director	September 30, 2021
Douglas B. Sieg

Evelyn E. Guernsey*	Director	September 30, 2021
Evelyn E. Guernsey

Julie A. Hill*	Director	September 30, 2021
Julie A. Hill

Kathleen M. Lutito*	Director	September 30, 2021
Kathleen M. Lutito

James M. McTaggart*	Director	September 30, 2021
James M. McTaggart

Charles O. Prince*	Director	September 30, 2021
Charles O. Prince

Karla M. Rabusch*	Director	September 30, 2021
Karla M. Rabusch

Lorin Patrick Taylor Radtke*	Director	September 30, 2021
Lorin Patrick Taylor Radtke

Leah Song Richardson	Director	September 30, 2021
Leah Song Richardson

Mark A. Schmid*	Director	September 30, 2021
Mark A. Schmid

*BY:	/s/ John T. Fitzgerald
John T. Fitzgerald

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Lawrence B. Stoller, John T. Fitzgerald, Pamela P. Chen, Linda Y. Kim and Amanda S. Ryan, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign (i) any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A, N-2, and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, and other filings with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate; and (ii) subject to the terms of each Fund’s governing instrument and applicable state laws, any amendment or supplement to the governing instrument of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following persons in the capacities indicated as of September 27, 2021.

Signatures	Title

Chairman and
/s/James L.L. Tullis	Director/Trustee
James L.L. Tullis
President, CEO
/s/Douglas B. Sieg	and Director/Trustee
Douglas B. Sieg

/s/Evelyn E. Guernsey	Director/Trustee
Evelyn E. Guernsey

/s/Julie A. Hill	Director/Trustee
Julie A. Hill

/s/Kathleen M. Lutito	Director/Trustee
Kathleen M. Lutito

/s/James M. McTaggart	Director/Trustee
James M. McTaggart

/s/Charles O. Prince	Director/Trustee
Charles O. Prince

/s/Karla M. Rabusch	Director/Trustee
Karla M. Rabusch

/s/Lorin Patrick Taylor Radtke	Director/Trustee
Lorin Patrick Taylor Radtke

/s/Leah Song Richardson	Director/Trustee
Leah Song Richardson

/s/Mark A. Schmid	Director/Trustee
Mark A. Schmid

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Lord Abbett Credit Opportunities Fund

Lord Abbett Floating Rate High Income Fund

Lord Abbett Special Situations Income Fund

INDEX OF EXHIBITS

Exhibit	Exhibit Name

(a)(xvii)	Articles of Amendment dated September 28, 2021
(a)(xviii)	Articles Supplementary to Articles of Incorporation dated September 28, 2021